[LOGO OMITTED]
THE
ACHIEVEMENT
FUNDS(R)
FOR YOUR LIFE'S JOURNEY(R)

[COVER GRAPHIC OMITTED] MOUNTAIN SCENE

ANNUAL
REPORT TO SHAREHOLDERS
----------------------
JANUARY 31, 1999

TABLE OF CONTENTS

Letter to Shareholders ..............    1
Fund Objectives .....................    3
Performance Highlights ..............    4
Investment Adviser's Report .........    5
Management's Discussion & Analysis...    8
Financial Statements ................   23
Notes to Financial Statements .......   52

---------------------
The Achievement Funds
Annual Report

JANUARY 31, 1999



STOCK AND BALANCED FUNDS

The Achievement Equity Fund
The Achievement Balanced Fund

BOND FUNDS

The Achievement Intermediate Term Bond Fund
The Achievement Short Term Bond Fund
The Achievement Short Term Municipal Bond Fund
The Achievement Idaho Municipal Bond Fund
The Achievement Municipal Bond Fund

[LOGO OMITTED]
THE
ACHIEVEMENT
FUNDS(R)
FOR YOUR LIFE'S JOURNEY(R)

--------------------------------------------------------------------------------
Letter to Shareholders

[GRAPHIC OMITTED]
FREDERICK A. MORETON, JR.                            JOHN L. RUDISILL
Chairman                                             Manager

IT WOULD APPEAR THAT A MAJOR THEME IN 1998 WAS ONE OF UNCERTAINTY - NOT ONLY WITH REGARD TO THE U.S. MARKETS, BUT ALSO FROM A GLOBAL PERSPECTIVE. A NATURAL REACTION TO THIS OVERALL STATE OF UNCERTAINTY IS TO QUESTION THE FUNDAMENTAL PRINCIPLES WHICH MANY BELIEVE HAVE FUELED THE U.S. ECONOMY OVER THE LAST SEVERAL YEARS. DURING 1998, EVERYTHING FROM CUSTOMER SPENDING AND OVERALL CONFIDENCE TO MONETARY POLICY, AS GOVERNED BY THE FED, TO SUCH ISSUES AS YEAR 2000 COMPUTER CONCERNS AND THE HONESTY AND INTEGRITY OF OUR ELECTED GOVERNMENT OFFICIALS HAS COME UNDER CLOSE EXAMINATION. IT SEEMS TO HAVE BEEN A YEAR OF RE-EXAMINATION AND RE-VALIDATING OUR BELIEFS IN THE STRENGTH OF THE U.S. ECONOMY AND THE DIRECTION OF THE STOCK MARKET. AS WE SIT AT THE DOORSTEP OF A DOW JONES INDUSTRIAL AVERAGE LEVEL OF 10000 (AT LEAST AT THIS WRITING), THE UNCERTAINTY CONTINUES. HOWEVER, THE VOLATILITY OF 1998 ALSO PROVIDED AN OPPORTUNITY FOR THE BOARD OF TRUSTEES OF THE ACHIEVEMENT FUNDS AND OUR INVESTMENT ADVISER, FIRST SECURITY INVESTMENT MANAGEMENT, INC. TO TEST OUR CORE INVESTMENT PHILOSOPHY UNDER A VARIETY OF MARKET CONDITIONS. AS DISCUSSED IN THE ACCOMPANYING INVESTMENT ADVISER'S REPORT, STERLING K. JENSON AND HIS TEAM OF PROFESSIONALS PROVIDED ANOTHER YEAR OF SOLID RETURNS FOR OUR SHAREHOLDERS. WE CONTINUE TO LOOK TOWARD REASONABLE RETURNS OVER THE LONG RUN, AT ACCEPTABLE RISK LEVELS RATHER THAN REACTING SOLELY TO SHORT-TERM MARKET TRENDS. THIS PHILOSOPHY AGAIN SERVED US WELL IN 1998.

YOU WILL NOTE IN THE ACCOMPANYING MATERIALS THAT WE WERE SUCCESSFUL IN INTRODUCING A NEW RETAIL CLASS B SHARE FOR SEVERAL OF OUR FUNDS DURING 1998. THIS CLASS B OFFERING HAS GENERATED NEW INTEREST IN THE ACHIEVEMENT FUNDS BY A SEGMENT OF OUR RETAIL MARKET WHO SEEK PROFESSIONAL INVESTMENT ADVICE WITHOUT PAYING A FRONT END LOAD FEE.
                                                                               1

WE ARE CURRENTLY IN THE PROCESS OF BUILDING THE ACHIEVEMENT FUND'S WEB SITE AND HOPE TO HAVE IT COMPLETED BY MID 1999. WE ARE VERY EXCITED ABOUT THIS PROJECT AS IT WILL GIVE OUR CURRENT SHAREHOLDERS AROUND THE CLOCK ACCESS TO CURRENT FUND AND ACCOUNT LEVEL INFORMATION AND WILL GIVE PROSPECTIVE INVESTORS VALUABLE INFORMATION ABOUT OUR FUND FAMILY.

AS ALWAYS, WE APPRECIATE YOU, OUR FELLOW SHAREHOLDERS, AND WELCOME YOUR COMMENTS AND QUESTIONS. YOU CAN REACH OUR SHAREHOLDER SERVICES PERSONNEL BY CALLING 1
(800) 472-0577 OR CONTACT YOUR FINANCIAL ADVISER.



                                    /s/ signature omitted

                                    FREDERICK A. MORETON, JR.
                                    CHAIRMAN OF THE BOARD OF TRUSTEES
                                    The Achievement Funds Trust



                                    /s/ signature omitted

                                    JOHN L. RUDISILL
                                    SENIOR VICE PRESIDENT AND MANAGER
                                    Mutual Fund Center
                                    First Security Corporation


MARCH 12, 1999

                                                           THE ACHIEVEMENT FUNDS


--------------------------------------------------------------------------------
FUND OBJECTIVES

STOCK AND BALANCED FUNDS
--------------------------------------------------------------------------------

THE ACHIEVEMENT EQUITY FUND
To provide long-term capital appreciation with current income as a secondary consideration in selecting portfolio securities.

THE ACHIEVEMENT BALANCED FUND
To provide a total return (both income and capital appreciation) consistent with prudent investment risk.

BOND FUNDS
--------------------------------------------------------------------------------

THE ACHIEVEMENT INTERMEDIATE TERM BOND FUND
To provide income consistent with prudent investment risk and maintenance of appropriate liquidity.

THE ACHIEVEMENT SHORT TERM BOND FUND
To preserve principal value and maintain a high degree of liquidity while providing current income. The Achievement Short Term Municipal Bond Fund To provide as high a level of current income that is exempt from federal income tax as is consistent with preservation of capital.

THE ACHIEVEMENT IDAHO MUNICIPAL BOND FUND
To provide as high a level of current income exempt from federal and Idaho State income taxes as is consistent with preservation of capital.

THE ACHIEVEMENT MUNICIPAL BOND FUND
To provide as high a level of current income that is exempt from federal income tax as is consistent with preservation of capital.
--------------------------------------------------------------------------------

TERMS YOU NEED TO KNOW

TOTAL RETURN is the change in value of an investment from the beginning to the end of a period, assuming the reinvestment of all distributions.

NET ASSET VALUE (NAV) is the market worth of one share of a mutual fund. This figure is derived by taking a fund's total assets - securities, cash and any accrued earnings - deducting liabilities, and dividing by the number of shares outstanding.

YIELD is the percentage rate at which a fund's portfolio earns income, based on a formula set by the Securities and Exchange Commission.

PERFORMANCE HIGHLIGHTS OF THE FUNDS
FOR THE PERIOD ENDED JANUARY 31, 1999

----------------------------------------------------------------------------------------------------------------------------
                                    Total       Total Return                  NAV Share    NAV Share
The Achievement Funds             Net Assets     Annualized    Total Return     Price        Price     30-Day  Distributions
                                (in millions)  Since Inception   One Year      1/31/98      1/31/99   SEC Yield  Per Share
----------------------------------------------------------------------------------------------------------------------------

                 Institutional    $270,397         24.70%         24.06%       $15.34       $18.03         --       $0.79
EQUITY           Retail Class A     12,064         24.09          23.64         15.34        18.01         --        0.75
FUND             Retail Class B      2,185         10.97*         10.97*        17.26**      17.93         --        0.73
----------------------------------------------------------------------------------------------------------------------------
                 Institutional    $214,939         17.61%         16.75%       $13.10       $13.99       1.33%      $1.15
BALANCED         Retail Class A      4,339         17.04          16.50         13.08        13.97       1.04        1.12
FUND             Retail Class B      1,481          7.99*          7.99*        14.09**      13.95       0.37        0.98
----------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE     Institutional    $168,545          8.08%          7.25%       $10.63       $10.77       4.68%      $0.61
TERMBONDFUND     Retail Class A      1,743          7.48           6.91         10.66        10.79       4.27        0.59
----------------------------------------------------------------------------------------------------------------------------
SHORTTERM        Institutional     $37,951          6.00%          5.33%       $10.05       $10.02       4.73%      $0.55
BONDFUND         Retail Class A        148          5.59           4.94         10.04        10.00       4.41        0.53
----------------------------------------------------------------------------------------------------------------------------

SHORTTERM
MUNICIPAL        Institutional      $4,816          4.34%          3.26%       $10.05       $ 9.98       3.18%      $0.40
BONDFUND         Retail Class A        481          4.17           3.18         10.08        10.02       2.90        0.37
----------------------------------------------------------------------------------------------------------------------------
                 Institutional     $26,961          7.40%          5.76%       $10.82       $10.91       4.03%      $0.52
IDAHOMUNICIPAL   Retail Class A     11,695          6.76           5.43         10.85        10.93       3.61        0.50
BONDFUND         Retail Class B      1,346          5.37*          5.37*        10.69**      10.94       3.04        0.32
----------------------------------------------------------------------------------------------------------------------------
                 Institutional     $68,239          7.60%          5.88%       $10.38       $10.30       4.71%      $0.67
MUNICIPAL        Retail Class A      7,226          7.47           5.48         10.38        10.29       4.29        0.65
BONDFUND         Retail Class B      2,235          4.87*          4.87*        10.27**      10.30       3.72        0.47
----------------------------------------------------------------------------------------------------------------------------

THE ACHIEVEMENT FUNDS                                                                TOTAL RETURN ANNUALIZED SINCE INCEPTION
----------------------------------------------------------------------------------------------------------------------------
Equity Fund                 Institutional     (12/28/94)                                                 24.70%
                            Retail Class A    (3/6/95)                                                  24.09%
                            Retail Class B*   (5/8/98)                       10.97%
----------------------------------------------------------------------------------------------------------------------------
Balanced Fund               Institutional     (12/28/94)                                 17.61%
                            Retail Class A    (3/6/95)                                  17.04%
                            Retail Class B*   (5/8/98)                     7.99%
----------------------------------------------------------------------------------------------------------------------------
Intermediate Term           Institutional     (12/28/94)                   8.08%
Bond Fund                   Retail Class A    (3/6/95)                    7.48%
----------------------------------------------------------------------------------------------------------------------------
Short Term Bond Fund        Institutional     (12/28/94)                  6.00%
                            Retail Class A    (3/6/95)                   5.59%
----------------------------------------------------------------------------------------------------------------------------
Short Term Municipal        Institutional     (12/28/94)          4.34%
Bond Fund                   Retail Class A    (3/6/95)            4.17%
----------------------------------------------------------------------------------------------------------------------------
Idaho Municipal             Institutional     (12/28/94)                  7.40%
Bond Fund                   Retail Class A    (3/6/95)                    6.76%
                            Retail Class B*   (5/8/98)                   5.37%
----------------------------------------------------------------------------------------------------------------------------
Municipal Bond Fund         Institutional     (11/1/96)                     7.60%
                            Retail Class A    (11/4/96)                    7.47%
                            Retail Class B*   (5/8/98)             4.87%
                                                               0         5        10        15        20        25        30
                                                                                         Percent (%)

PERFORMANCE DATA REPRESENT PAST RESULTS AND ARE NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YIELD FLUCTUATES. YIELD REFLECTS THE PORTFOLIO'S EARNING POWER, NET OF FUND EXPENSES. *CUMULATIVE INCEPTION TO DATE. **NAV ON INCEPTION DATE, 5/8/98

                                                           THE ACHIEVEMENT FUNDS

INVESTMENT ADVISER'S REPORT

[GRAPHIC OMITTED]
STERLING K. JENSON

Led by the phenomenal, sky-rocketing internet stocks, the market pulled out of its cataclysmic crash in late August and early October to post a fourth year of stellar investment returns. By many measures the past year was the most volatile since 1987, the year of the crash. As recently as October, stocks seemed headed for a bear market. But then, the Federal Reserve pushed money into the economy by lowering interest rates and a small group of big stocks posted explosive gains, propelling the big stock indexes to a record-setting fourth straight year of strong gains. Many less popular stocks continued to trail.

The more exposure one had to internet and high technology stocks, the greater the performance. For example, the Standard & Poor's 500 Index far outpaced the Dow Industrials due to high-octane technology names like Microsoft, Intel, and Dell Computer.

For most long-term market watchers, the most worrisome aspect of the 1998 gains was the concentration in such a narrow group of stocks. Many of the less-prominent issues were left behind. Despite its own late-year gains, the Russell 2000 Index of small stocks still finished down for the year.

Investors who use traditional valuation techniques often missed the big gains which came in stocks that looked vastly over priced. Having a good memory and a sound background have been disadvantages in terms of performance. When you find that America Online (AOL) now has a higher market value than American Home Products or Abbott Labs it can be disturbing.

Throughout last year, investors worried about every imaginable trouble: sagging Asian economies, inflation driving up interest rates, then deflation leading to recession, Russia defaulting on its debt and devaluing the Ruble, impeachment proceedings, Year 2000 computer problems, Japanese banking troubles, weather patterns, Iraqi bombings, and the Brazilian bailout by the International Monetary Fund. The big unknown for 1999 is what we should worry about next.

Even bonds shed their reputation for safety and security. For the first time since 1990, safe bonds roundly trounced risky bonds last year, amid falling interest rates, low inflation and a late-summer flight from bonds with any risk attached to them.

STOCK MARKET OUTLOOK FOR 1999
--------------------------------------------------------------------------------

Many analysts of the market are convinced there is really no way stocks can sparkle yet another year. The wall-of-worry that must be climbed appears huge. Valuation levels based on revenues, earnings, or book value are at record levels; the S&P 500 is trading at over 29 times 1999 earnings estimates, up from last year's 19 times earnings level.

Some say that public expectations are astronomical with respect to returns from stocks and that this priming over several years has set us up for a significant bearish experience.

S&P 500 Index

[GRAPHIC OMITTED]
Plot points are as follows:
                                 S&P 500
1/31/98                           920.28
4/30/98                         1,111.75
7/31/98                         1,120.67
10/31/98                        1,098.67
1/31/99                         1,279.64

FACTORS INFLUENCING A CONTINUATION OF THE BULL MARKET
In spite of these rational reasons for investor skittishness, we remain optimistic for the coming year. I would like to highlight four factors that should keep the positive direction intact.

1. LOW INFLATION AND INTEREST RATES.
Starting in September we had three interest rate cuts; Greenspan's gift to the markets to avoid a financial meltdown. The drop of over one percent in interest rates over the past year has been the major tonic for the market's rise in the face of slowing corporate profits. The rise in the price-to-earnings ratio has been a direct cause-effect of falling rates.

We expect inflation to remain below 2%, helped by excess commodity capacity and the Internet. The Federal Reserve Board most likely will keep interest rates constant over the course of the coming year in spite of the strong growth in the United States, due to overseas weakness.

2. FAVORABLE POLICY ENVIRONMENT.
Since August, the partisan Congress funded the IMF, allowing significant participation in turning around the weakness in Brazil. The Japanese bureaucracy surprised consensus thought by implementing banking legislation to stimulate their economy and by injecting more than 40 trillion yen into the banking system. Also, the Clinton investigation has ended. The third year of a presidential term is generally favorable for the market because expectations for any major, new legislation is usually


[GRAPHIC OMITTED]
Plot points are as follows:

              Lehman Aggregate Bond Index
1/31/98                683.4
4/30/98                689.6
7/31/98                703.85
10/31/98               733.42
1/31/99                746.66

low. That is particularly the case with our current President and Congress. The market loves stalemate in Washington.

3. CORPORATE RESTRUCTURING AND POSITIVE CASH FLOW.
The whole mentality of corporate America is merger and acquisition driven right now. If you're not consolidating, you're not in the game. Companies are scrambling to enter lines of business, expand

                                                           THE ACHIEVEMENT FUNDS

geographically, plug holes in product lines, or grow by swallowing up smaller, faster-growing competitors. Mergers and acquisitions worldwide totaled over $2.5 trillion last year. This shrinkage of stocks outstanding and bidding up of acquired company stock prices will be positive for the markets.

Cash flow into stocks will continue from Baby Boomer 401k investors, safe haven seekers from overseas, and asset allocation decision makers who view bond and money market returns as tepid at best.

4. CORPORATE EARNINGS GROWTH.
Consensus expectations are for earnings to continue to slow in a non-inflationary, slow growth environment. We think that earnings growth may actually be somewhat better than the 0% to 3% forecasts prevalent today. Despite much concern over margins, pretax margins in the mid-1960's were more than 300 basis points (3%) higher than the 8.5% level today and inflation 30 years ago was also 2% or less. Thus, margins can get better in spite of limited pricing. Earnings for 1998 were significantly impaired by declines in three of the largest sectors: technology in the first half as inventories were being purged, financials in the second half due to Russia write-downs and a poor underwriting calendar, and energy all year because of poor demand.

During 1999 we do not expect financials and technology to experience the profit hits absorbed in 1998 nor do we look for energy earnings to plunge again by 30%. Also, a weaker dollar should favorably benefit multinational corporation earnings. Earnings growth of 7% to 8%, therefore, should provide the fundamental fuel to take stock prices up.

MARKET FORECAST
Stocks aren't cheap, but that doesn't mean they won't go higher. Given the favorable conditions I have outlined, The Dow has the potential of finishing 1999 at the 10500 level for a 15% total return. Momentum could actually take the market to the 11000 level during the year, most likely sometime in the first two quarters. We expect volatility to remain common place with potential violent swings in the late summer or early fall period as we witnessed this past year.

SUMMARY
--------------------------------------------------------------------------------
Following four years of extraordinary returns in the stock market, we at First Security Investment Management expect 1999 to produce another year of double digit percentage growth in stock values due to a favorable interest rate and inflation outlook, a positive fiscal and monetary environment, continued demand for equity securities, and growing corporate profits.

Bonds should provide favorable returns for the year with range-bound interest rates; corporate bonds should out perform Treasuries.


\s\ signature omitted

STERLING K. JENSON
PRESIDENT
First Security Investment Management, Inc.
Investment Adviser


March 19, 1999

MANAGEMENT'S DISCUSSION & ANALYSIS
OF FUND PERFORMANCE
THE ACHIEVEMENT EQUITY FUND
--------------------------------------------------------------------------------
The Achievement Equity Fund seeks long-term capital appreciation with current income as a secondary consideration. The Fund should interest investors who seek capital appreciation over the long-term to satisfy a future goal.

For the fiscal year ended January 31, 1999, the Fund's Institutional Class provided a total return of 24.06%*; since inception on December 28, 1994 it is up 146.2%. The Dow Jones Industrial Average and S&P 500 Index returned 20.4% and 32.5%, respectively for the year ended January 31, 1999.

The Fund invests in medium to large capitalization companies that are seasoned in their businesses through many economic cycles. Selected stocks show good growth in earnings yet are priced attractively in relation to those earnings. Through our proprietary models and analysis we continually search the universe of stocks for the best managed companies with proven historical records of earnings growth and future growth potential. We then monitor the companies continually to be sure expectations are tracking favorably. The Fund may write covered-call options as a means of increasing the yield of the portfolio and as a way to provide limited protection against decreases in the market value of portfolio securities.

The portfolio is diversified with the average weighting per stock at about 2% of the total. Sector weightings are moderately over or under weighted to the S&P 500 Index based on our economic and market outlook. Performance differences between the Fund and the Index should, therefore, be determined by the sector weighting differences and individual stock selections.

Presently, the Achievement Equity Fund is overweighted in sectors with favorable earning prospects such as technology, communications, healthcare and consumer cyclicals. Underweight sectors include basic materials and energy where stocks are dependent on commodity prices and utilities where earnings growth is low.

*The Retail Class a of the Achievement Equity Fund produced a total return of 23.64%. including the maximum sales charge of 4.50%, the total return of the fund's Retail Class A was 18.10%. the Retail Class B of the Achievement Equity Fund produced a cumulative inception to date return of 10.97%. including the maximum sales charge of 5.00%, the cumulative inception to date return of the fund's retail class b was 5.97%.

                                                           THE ACHIEVEMENT FUNDS

                 ACHIEVEMENT EQUITY FUND -- INSTITUTIONAL CLASS

[Graphic omitted]
Plot points are as follows:

                         Achievement Equity Fund,
                            Institutional Class                    S&P 500
12/31/94                          10,000                           10,000
1/31/96                           10,291                           10,259
1/31/97                           13,641                           14,221
1/31/98                           16,369                           17,965
1/31/99                           19,993                           22,798
1/31/99                           24,803                           30,210

                          Average Annual Total Return

              One Year      Annualized        Annualized Inception
               Return    Three Year Return         to Date
-------------------------------------------------------------------
Institutional  24.06%         22.06%                24.70%

PAST PERFORMANCE OF THE FUND IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

                  ACHIEVEMENT EQUITY FUND -- RETAIL CLASS A & B

[Graphic omitted]
Plot points are as follows:

                   Achievement Equity Fund,                             Achievement Equity Fund,
                        Retail Class A                  S&P 500              Retail Class B                 S&P Composite Index
3/31/95                      9,550                      10,000
1/31/96                     11,982                      12,961
1/31/97                     14,345                      16,373
1/31/98                     17,470                      20,778
5/31/98                                                                          10,000                           10,000
1/31/99                     21,600                      27,533                   10,871                           11,844

                           Average Annual Total Return


                      One Year       Annualized        Annualized Inception
                       Return     Three Year Return         to Date
---------------------------------------------------------------------------
RETAIL A               23.64%          21.70%               24.09%
RETAIL A with load     18.10%          19.84%               22.63%
RETAIL B                N/A             N/A                 10.97%
RETAIL B with load      N/A             N/A                  5.97%

     PAST PERFORMANCE OF THE FUND IS NOT PREDICTIVE OF FUTURE PERFORMANCE. *CUMULATIVE INCEPTION TO DATE

THE ACHIEVEMENT BALANCED FUND
--------------------------------------------------------------------------------

The Achievement Balanced Fund seeks both income and capital appreciation consistent with prudent investment risk. The Fund attempts to "walk the line" between income and growth by taking advantage of the potential for growth offered by stocks and income offered by bonds.

For the fiscal year ended January 31, 1999, the Institutional Class of the Fund produced a total return of 16.75%*. Its benchmark, the weighted average of the Lehman Intermediate Government/ Corporate Bond Index and the S&P 500 Index, had a total return of 20.06%.

The difference in performance between the Fund and its benchmark can be attributed to stock selection. The absence in the Fund of some of the larger and more expensive stocks that make up the Index impacted the Fund's performance as those stocks again performed very well over the last year. The Fund invests in medium to large capitalization companies that demonstrate good growth in earnings yet are priced attractively in relation to those earnings. Some of the best performing stocks in the market last year did not fit the Fund's investment parameters.

The portfolio's bond allocation maintained a slightly longer maturity and duration than the Lehman Index. With an average bond allocation of 30%, the longer maturity and duration helped increase the Fund's yield and overall performance in a year that saw surprisingly good returns for bonds.

Looking forward, we expect both the bond and stock markets to have positive returns this year. Inflation should remain under control and interest rates should stabilize at current levels under this scenario. We expect the growth rate of earnings to re-accelerate this year as Asia stabilizes and the affect of three interest rate cuts by the Federal Reserve starts to hit the economy. Inflation should remain at low levels and allow the stock market another positive performance year. The Fund is positioned for a rising stock market with almost 65% of its assets in equity. The equity portion of the Fund is highly diversified with the average weighting in any individual stock between 1% and 2%. Sector weightings are also conservative with slight variations relative to the S&P 500 Index. The bond portion of the Fund currently has a maturity and duration that is slightly longer than the Lehman Index. This is also a result of our expectation for flat interest rates. The Achievement Balanced Fund will actively change both its asset class allocation and individual security positions in response to any changes in the market or economy.


*The Retail Class A of the Achievement Balanced Fund produced a total return of 16.50% for the period. Including the maximum sales charge of 4.50%, the total return of the Fund's Retail Class A was 11.22%. The Retail Class B of the Achievement Balanced Fund produced a cumulative inception to date return of 7.99%. Including the maximum sales charge of 5.00%, the cumulative inception to date return of the Fund's Retail Class B was 2.99%.

                                                           THE ACHIEVEMENT FUNDS


[Graphic omitted]
Plot points are as follows:

                 ACHIEVEMENT BALANCED FUND, INSTITUTIONAL CLASS

              Achievement Balanced Fund,
                  Institutional Class         S&P 500               Lehman
1/31/94                 10,000                10,000                10,000
1/31/95                 10,231                10,259                10,168
1/31/96                 12,702                14,221                11,630
1/31/97                 14,230                17,965                12,045
1/31/98                 16,689                22,798                13,113
1/31/99                 19,484                30,210                14,109

                          Average Annual Total Return

              One Year         Annualized           Annualized Inception
               Return       Three Year Return              to Date
------------------------------------------------------------------------
Institutional  16.75%            15.33%                    17.61%

      Past performance of the Fund is not predictive of future performance.


                  ACHIEVEMENT BALANCED FUND, RETAIL CLASS A & B

[GRAPHIC OMITTED]
Plot points are as follows:

         Achievement Balanced Fund,      S&P 500      Lehman Intermediate Gov't
               Retail Class A        Composite Index         Corp Index
3/31/95             9,550                10,000                10,000
1/31/96            11,377                12,961                11,142
1/31/97            12,720                16,373                11,540
1/31/98            14,872                20,778                12,562
5/31/98
1/31/99            17,326                27,533                13,517

         Achievement Balanced Fund,      S&P 500      Lehman Intermediate Gov't
               Retail Class B        Composite Index         Corp Index
3/31/95
1/31/96
1/31/97
1/31/98
5/31/98            10,000                10,000                10,000
1/31/99            10,496                11,844                10,604

                           Average Annual Total Return

                      One Year       Annualized       Annualized Inception
                       Return     Three Year Return         to Date
--------------------------------------------------------------------------
RETAIL A               16.50%          15.05%                17.04%
RETAIL A with load     11.22%          13.29%                15.66%
RETAIL B                 N/A             N/A                  7.99%
RETAIL B with load       N/A             N/A                  2.99%

      PAST PERFORMANCE OF THE FUND IS NOT PREDICTIVE OF FUTURE PERFORMANCE. *Cumulative inception to date
                                                                              11

THE ACHIEVEMENT INTERMEDIATE TERM BOND FUND
------------------------------------------------------------------------

The Achievement Intermediate Term Bond Fund seeks to provide income consistent with prudent investment risk and maintenance of appropriate liquidity. Fund volatility is managed based upon economic, capital market, and interest rate expectations. The Fund should be considered by investors desiring a relatively stable income-producing investment with managed volatility and investment grade securities.

Individual bond purchases are based upon credit quality, liquidity, and historical and relative yield comparisons. Additionally, bonds are analyzed for their individual impact on the Fund as a whole in regards to average maturity, duration, allocation, sector weighting and diversification.

The total return for the Institutional Class of the Fund for the fiscal year ended January 31, 1999 was 7.25%*. The comparative Lehman Intermediate Government/Corporate Bond Index had a total return of 7.62% for the same period. U.S. Treasury securities outperformed other fixed income securities during the period due to a "flight to quality" move by investors. Due to international economic and yield concerns, investors moved funds from foreign fixed income securities and from lower credit quality domestic fixed income securities into the U.S. Treasury market causing prices to increase and yields to decline. Approximately 54% of the Lehman Index consists of Treasury securities compared to approximately 35% currently for the Achievement Intermediate Term Bond Fund. This difference accounted for a large portion of the total return variation. Volatility in the fixed income markets has been quite high, not only due to "flight to quality" issues, but also due to investors moving funds in and out of the equity markets. We expect this pattern to continue in 1999. The 30-year Treasury is likely to trade in a range of 5.00% to 5.50% through the first half of the year. We expect that economic growth will slow sufficiently later in the year to allow interest rates to have a downward bias.

Inflation as measured by the Consumer Price Index in 1998 was a low 1.6%. This coupled with three Fed Funds rate cuts, totaling 75 basis points (0.75%), has had the impact of setting the stage for a general reduction in interest rates across the Treasury Yield Curve by a similar amount for the twelve months ended January 31, 1999. Interest rates as measured by U.S. Treasury bonds fell from 5.81% to 5.09% for the 30-year bond, from 5.51% to 4.65% for the 10-year bond and from 5.31% to 4.56% for the two year bond.

Duration and average maturity have been maintained somewhat longer than the comparative Lehman Intermediate Government/Corporate Bond Index. This position was a positive influence on total return in the past year and is being maintained based upon our expectation for slower economic growth and a bias towards slightly lower interest rates later in the year.

*The Retail Class A of the Achievement Intermediate Term Bond Fund produced a total return of 6.91% for the period. Including the maximum sales charge of 3.50%, the total return of the Fund's Retail Class A was 3.13%.

                                                           THE ACHIEVEMENT FUNDS

         ACHIEVEMENT INTERMEDIATE TERM BOND FUND -- INSTITUTIONAL CLASS

[Graphic omitted]
Plot points are as follows:


        Achievement Intermediate-Term Bond Fund, Lehman Intermediate Government/
                   Institutional Class                Corporate Bond Index
12/31/94                 10,000                              10,000
1/31/95                  10,147                              10,168
1/31/96                  11,529                              11,630
1/31/97                  11,767                              12,045
1/31/98                  12,804                              13,113
1/31/99                  13,733                              14,109

                           Average Annual Total Return

              One Year       Annualized        Annualized Inception
               Return     Three Year Return           to Date
-------------------------------------------------------------------
Institutional   7.25%           6.01%                  8.08%

      PAST PERFORMANCE OF THE FUND IS NOT PREDICTIVE OF FUTURE PERFORMANCE.


            ACHIEVEMENT INTERMEDIATE TERM BOND FUND -- RETAIL CLASS A

[Graphic omitted]
Plot points are as follows:


       Achievement Intermediate-Term Bond Fund, Lehman Intermediate Government/
                    Retail Class A                   Corporate Bond Index
3/31/95                  9,660                              10,000
1/31/96                 10,704                              11,142
1/31/97                 10,897                              11,540
1/31/98                 11,834                              12,562
1/31/99                 12,652                              13,517

                           Average Annual Total Return

                    One Year     Annualized       Annualized Inception
                     Return   Three Year Return          to Date
----------------------------------------------------------------------
RETAIL A              6.91%        5.73%                 7.48%
RETAIL A with load    3.13%        4.49%                 6.50%

      PAST PERFORMANCE OF THE FUND IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ACHIEVEMENT SHORT TERM BOND FUND
--------------------------------------------------------------------------------

The objective of The Achievement Short Term Bond Fund is to preserve principal value and maintain a high degree of liquidity while providing current income. The Fund should be considered by investors who seek a high quality, relatively stable income-producing investment and are willing to accept a moderate degree of risk.

Individual bond purchases are based upon credit quality, liquidity, and historical and relative yield comparisons. Additionally, bonds are analyzed for their individual impact on the Fund as a whole in regards to average maturity, duration, allocation, sector weighting and diversification.

The Fund seeks to achieve a total return over time greater than that of the average money market fund. The Institutional Class of the Fund had a return of 5.33%* for the fiscal year ended January 31, 1999. Using the 3-month T-bill as a proxy, the average money market fund produced a total return of 5.21% for the same time period. As an additional comparison, the Salomon One-Year Treasury benchmark returned 5.60%.

Volatility in the fixed income markets has been quite high, not only due to "flight to quality" issues, but also due to investors moving funds in and out of the equity markets. We expect this pattern to continue in 1999. The 30-year Treasury is likely to trade in a range of 5.00% to 5.50% through the first half of the year. We expect that economic growth will slow sufficiently later in the year to allow interest rates to have a downward bias.

Inflation as measured by the Consumer Price Index in 1998 was a low 1.6%. This coupled with three Fed Funds rate cuts, totaling 75 basis points (0.75%), has had the impact of setting the stage for a general reduction in interest rates across the Treasury Yield Curve by a similar amount for the twelve months ended January 31, 1999. Interest rates as measured by U.S. Treasury bonds fell from 5.81% to 5.09% for the 30-year bond, from 5.51% to 4.65% for the 10-year bond and from 5.31% to 4.56% for the two year bond.

The benefits of holding the Short Term Bond Fund remain the same. Because of the short term nature of the portfolio, volatility should generally be low while at the same time income generated should be competitive with or superior to money market yields.

*The Retail Class A of the Achievement Short Term Bond Fund produced a total return of 4.94% for the period. Including the maximum sales charge of 1.50%, the total return of the Fund's Retail Class A was 3.40%.

                                                           THE ACHIEVEMENT FUNDS

             ACHIEVEMENT SHORT TERM BOND FUND -- INSTITUTIONAL CLASS


[Graphic omitted]
Plot points are as follows:

                   Achievement       Salomon 1-3 Year       Salomon 1-Year
             Short-Term Bond Fund,      Government/       Treasury Benchmark
               Institutional Class    Corporate Index         on-the-Run
12/31/94             10,000               10,000                10,000
1/31/95              10,062               10,138                10,101
1/31/96              10,847               11,182                10,879
1/31/97              11,324               11,718                11,478
1/31/98              12,032               12,559                12,198
1/31/99              12,673               13,362                12,881

                          Average Annual Total Return

              One Year       Annualized      Annualized Inception
               Return     Three Year Return        to Date
--------------------------------------------------------------------------------
Institutional   5.33%          5.32%                6.00%

      PAST PERFORMANCE OF THE FUND IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

                                                           THE ACHIEVEMENT FUNDS


               ACHIEVEMENT SHORT TERM BOND FUND -- RETAIL CLASS A


[GRAPHIC OMITTED]
Plot points are as follows:

                  Achievement         Salomon 1-3 Year        Salomon 1-Year
            Short-Term Bond Fund,        Government/        Treasury Benchmark
                Retail Class A         Corporate Index          On-the-run

3/31/95              9,850                 10,000                 10,000
1/31/96             10,460                 10,821                 10,613
1/31/97             10,883                 11,340                 11,198
1/31/98             11,540                 12,154                 11,900
1/31/99             12,110                 12,930                 12,567


                           Average Annual Total Return

                     One Year        Annualized      Annualized Inception
                      Return      Three Year Return        to Date
-------------------------------------------------------------------------
RETAIL A               4.94%            5.00%               5.59%
RETAIL A with load     3.40%            4.46%               5.19%

      PAST PERFORMANCE OF THE FUND IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ACHIEVEMENT SHORT TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

The investment objective of the Achievement Short Term Municipal Bond Fund is to provide as high a level of current income that is exempt from Federal income tax as is consistent with preservation of capital. At the end of the fiscal year ended January 31, 1999, the Institutional Class of the Fund had a total return of 3.26%*. In comparison, the Lehman Brothers One Year Municipal Bond Index returned 4.78% for the same period. As an additional comparison, the Lipper Short Term Municipal Bond Index had a return of 4.55%.

The Fund holds only municipal bonds with maturities of 4 years or less. The current average maturity is 2.03 years. Holdings due in 1999 comprise 15.1% of the Fund, with 37.0% maturing in 2000, 41.2% maturing in 2001, and 6.7% maturing in 2002.

As of January 31, 1999, the structure of the Fund by quality is as follows: AAA 37%; AA 20%; A 19%; and BBB 16%. The Fund may own up to 20% of the assets in the portfolio in BBB-rated issues. Securities subject to the Alternative Minimum Tax
(AMT) are not permitted in the portfolio. The Fund is a nationally diversified fund and owns issues representing 19 states. Nine states each represent more than 5% of the total: Hawaii 10.0%, Maryland 9.9%, New York 9.9%, South Carolina 9.9%, Kansas 6.7%, Mississippi 7.0%, Indiana 6.3%, Illinois 6.0%, and Arizona 5.3%. The bond market in 1998 rewarded fixed income investors. Concern over global economic crises and a resulting flight to quality, low inflation, and a solid domestic economy all contributed to a rally in the bond market, which drove U.S. Treasury bond yields to record lows. The Federal Open Market Committee (the Fed) acted aggressively to counterattack the crises by lowering short rates a total of 75 basis points (0.75%) over a two-month period. Inspired by the resulting increase in liquidity, stock and bond markets reached record levels. Municipals did not participate in the bond market rally to the extent of Treasury bonds. International investors seeking a refuge from global turmoil were not buyers of municipal bonds. During the height of the crisis, it was possible to invest in municipal bonds with yields that offered 99% to 100% of the yield on U.S. Treasury bonds, making municipals a good buy relative to Treasuries. The low interest rates and attractive spreads to Treasuries prompted a flurry of refundings and new issues of municipal bonds in 1998. The yield on a 3-year A-rated general obligation bond dropped 45 basis points (0.45%) during the year, from 4.10% to 3.65%.

The Achievement Short Term Municipal Bond Fund will be liquidating and closing early in the first fiscal quarter of 1999.

*The Retail Class A of the Achievement Short Term Municipal Bond Fund produced a total return of 3.18% for the period. Including the maximum sales charge of 1.50%, the total return of the Fund's Retail Class A was 1.66%.

                                                           THE ACHIEVEMENT FUNDS

        ACHIEVEMENT SHORT TERM MUNICIPAL BOND FUND -- INSTITUTIONAL CLASS

[GRAPHIC OMITTED]
Plot points are as follows:


           Achievement Short-Term
             Municipal Bond Fund,         Lehman Brothers
              Institutional Class      1-Year Municipal Index
12/31/94            10,000                     10,000
1/31/95             10,040                     10,051
1/31/96             10,714                     10,709
1/31/97             11,038                     11,175
1/31/98             11,522                     11,687
1/31/99             11,897                     12,246

                           Average Annual Total Return

               One Year     Annualized    Annualized Inception
                Return  Three Year Return       to Date
---------------------------------------------------------------
Institutional   3.26%        3.55%               4.34%

      PAST PERFORMANCE OF THE FUND IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

          ACHIEVEMENT SHORT TERM MUNICIPAL BOND FUND -- RETAIL CLASS A


[GRAPHIC OMITTED]
Plot points are as follows:

          Achievement Short-Term
           Municipal Bond Fund,        Lehman Brothers
              Retail Class A        1-Year Municipal Index
3/31/95            9,850                    10,000
1/31/96           10,382                    10,513
1/31/97           10,669                    10,971
1/31/98           11,104                    11,473
1/31/99           11,457                    12,021

                           Average Annual Total Return

                     One Year        Annualized          Annualized Inception
                      Return      Three Year Return             to Date
-----------------------------------------------------------------------------
RETAIL A               3.18%            3.34%                    4.17%
RETAIL A with load     4.66%            2.81%                    3.78%

      PAST PERFORMANCE OF THE FUND IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ACHIEVEMENT IDAHO MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

The investment objective of the Achievement Idaho Municipal Bond Fund is to provide as high a level of current income that is exempt from Federal and Idaho state income tax as is consistent with preservation of capital. At the end of the fiscal year ended January 31, 1999, the Institutional Class of the Fund had a total return of 5.76%*. In comparison, the Lehman 5-Year and 10-Year Municipal Bond Indexes produced total returns of 6.00% and 7.20% respectively for the same period. As an additional comparison, the Lipper General Municipal Bond Index, returned 5.73%.

As of January 31, 1999, the structure of the Fund by quality is as follows: AAA 70%; AA 17%; A 8.0%; BBB 4.0%. The Fund may own up to 20% of the assets in the portfolio in BBB-rated issues. Average option-adjusted maturity for the Fund is
10.8 years, with 19.6% of the maturities within 1 to 10 years, 66.4% within 10 to 20 years, and 14.0% scheduled to mature in more than 20 years. The Fund may hold up to 20% of assets in issues subject to the Alternative Minimum Tax (AMT). Current AMT holdings comprise 3.8% of the portfolio. The Fund is a single state fund, with issues representing 57 issuers in all parts of the state; 6.8% of the Fund (4 issuers) is invested in investment grade Puerto Rico bonds, which are also exempt from Federal and Idaho state income tax.

Buying bonds in the Idaho municipal market can be challenging at times as Idaho residents only reluctantly approve new debt. Combine this with a relatively high tax-rate, and many Idaho investors find Idaho municipals to be an attractive investment. As we analyze bonds for the Fund, we focus on credit quality and how well the bond meets the needs of our investors by contributing both income and structure to the overall portfolio.

The bond market in 1998 rewarded fixed income investors. Concern over global economic crises and a resulting flight to quality, low inflation, and a solid domestic economy all contributed to a rally in the bond market which drove U.S. Treasury bond yields to record lows. The Federal Open Market Committee (the Fed) acted aggressively to counter attack the crisis by lowering short term rates a total of 75 basis points (0.75%) over a two-month period. Inspired by the resulting increase in liquidity, stock and bond markets reached record levels. Municipals did not participate in the bond market rally to the extent of Treasury bonds as international investors seeking a refuge from global turmoil were not buyers of municipal bonds. During the height of the crisis, it was possible to invest in municipal bonds with yields that offered 99% to 100% of the yield on U.S. Treasury bonds, making municipals a good buy relative to Treasuries. The low interest rates and attractive spreads to Treasuries prompted a flurry of refundings and new issues of municipal bonds in 1998. The yield on a 10-year A-rated general obligation bond dropped 35 basis points (0.35%) during the year, from 4.60% to 4.25%.

*The Retail Class A of the Achievement Idaho Municipal Bond Fund produced a total return of 5.43% for the period. Including the maximum sales charge of 4.00%, the total return of the Fund's Retail Class A was 1.23%. The Retail Class B of the Achievement Idaho Municipal Bond Fund produced a cumulative inception to date return of 5.37%. Including the maximum sales charge of 5.00%, the cumulative inception to date return of the Fund's Retail Class B was 0.37%.

                                                           THE ACHIEVEMENT FUNDS

          ACHIEVEMENT IDAHO MUNICIPAL BOND FUND -- INSTITUTIONAL CLASS

[GRAPHIC OMITTED]
Plot points are as follows:

           Achievement Idaho                                Lehman 10-Year
          Municipal Bond Fund,      Lehman 5-Year           Lehman Municipal
           Institutional Class   Municipal Bond Index          Bond Index
12/31/94         10,000                 10,000                   10,000
1/31/95          10,179                 10,124                   10,259
1/31/96          11,470                 11,275                   11,835
1/31/97          11,620                 11,676                   12,296
1/31/98          12,673                 12,492                   13,528
1/31/99          13,403                 13,241                   14,502

                           Average Annual Total Return

               One Year       Annualized        Annualized Inception
                Return    Three Year Return           to Date
--------------------------------------------------------------------
Institutional   5.76%           5.33%                  7.40%

      PAST PERFORMANCE OF THE FUND IS NOT PREDICTIVE OF FUTURE PERFORMANCE.


[GRAPHIC OMITTED]
Plot points are as follows:

           ACHIEVEMENT IDAHO MUNICIPAL BOND FUND -- RETAIL CLASS A & B

            ACHIEVEMENT                                                           ACHIEVEMENT
          IDAHO MUNICIPAL    LEHMAN 5-YEAR    LEHMAN 10-YEAR   IDAHO MUNICIPAL   LEHMAN 5-YEAR     LEHMAN 10-YEAR
            BOND FUND,       MUNICIPAL BOND    MUNICIPAL BOND     BOND FUND,     MUNICIPAL BOND    MUNICIPAL BOND
          RETAIL CLASS A         INDEX             INDEX        RETAIL CLASSB         INDEX             INDEX
3/31/95        9,600            10,000            10,000
1/31/96       10,566            10,835            11,069
1/31/97       10,677            11,221            11,500
1/31/98       11,620            12,004            12,653
5/31/98                                                            10,000           10,000            10,000
1/31/99       12,251            12,725            13,564            9,913           10,493            10,608

                           Average Annual Total Return

                      One Year          Annualized        Annualized Inception
                       Return        Three Year Return           to Date
------------------------------------------------------------------------------
RETAIL A                5.43%              5.06%                  6.76%
RETAIL A with load      4.23%              3.64%                  5.64%
RETAIL B                 N/A                N/A                   5.37%
RETAIL B with load       N/A                N/A                   0.37%

      PAST PERFORMANCE OF THE FUND IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

*Cumulative inception to date
                                                                              19

The Achievement Idaho Municipal Bond Fund (concluded)
--------------------------------------------------------------------------------

The Idaho economy turned in another solid performance of steady growth in 1998. Signs of life in the PC and DRAM computer chip markets gave the high-tech sector a boost as employers and employees alike anticipate profitability for the first time in several quarters. On the downside, commodity prices have reached levels not seen in more than two decades, prompted by deflationary forces arising from global economic turmoil. This has created a dire situation for Idaho's agricultural economy as many farmers are hit with the lowest prices for their crops in decades combined with excess global supply. While the agriculture crisis is a concern for Idahoans in general, we do not anticipate that the Fund will be impacted. We will monitor bonds of issuers located in some of the areas with weaker economies.

Heading into the New Year, the U.S. economy continues to surprise investors. After facing the global crisis head-on, comments early this year suggest that the Fed may now regret having added quite so much fuel to the fire. Despite the early strength in the economy in January, we believe that over time, more domestic weakness will emerge as low inflation continues, and more low-priced goods are imported by countries struggling to stabilize economies decimated by 1998's turmoil. Year 2000 (Y2K) uncertainty may add further concerns at some time during the year. We will continue to strive to achieve the Fund's investment goals to provide shareholders with stable, high-levels of income exempt from Federal and Idaho state income tax. As conditions in the market change, we will adjust the investment strategy of the Fund accordingly.

                                                           THE ACHIEVEMENT FUNDS

THE ACHIEVEMENT MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

The investment objective of the Achievement Municipal Bond Fund is to provide as high a level of current income that is exempt from Federal income tax as is consistent with preservation of capital. The Institutional Class of the Fund produced a total return of 5.88%* for the fiscal year ended January 31, 1999. In comparison, the Lehman Municipal Bond Index produced a return of 6.65% for the same period. As an additional comparison, the Lipper General Municipal Bond Index returned 5.73%.

As of January 31, 1999, the structure of the Fund by quality is as follows: AAA 32%; AA 22%; A 16%; BBB 15%. The Fund may own up to 20% of the assets in the portfolio in BBB-rated issues. Average option-adjusted maturity for the Fund is
12.8 years, with 25.5% of the maturities within 1 to 10 years, 67.8% within 10 to 20 years, and 6.6% more than 20 years. The Fund may hold up to 20% of assets in issues subject to the Alternative Minimum Tax (AMT). Current AMT holdings comprise 19.4% of the portfolio. The Fund is a nationally diversified fund and owns issues representing 41 states, including the District of Columbia and Puerto Rico. Five states each represent more than 5% of the total: New York 8.0%; Pennsylvania 8.0%; Alaska 6.2%; Ohio 6.2%; and Illinois 5.7%.

In analyzing bonds for the Fund, individual bonds are examined as unique assets based on credit quality, structure, liquidity, and historical performance. From this analysis, a decision is then made if a specific situation will enhance the overall characteristics of the Fund. This kind of in-depth review can help find sectors or maturity structures which may be undervalued relative to the rest of the market and add value to the portfolio.

The bond market in 1998 rewarded fixed income investors. Concern over global economic crises and a resulting flight to quality, low inflation, and a solid domestic economy all contributed to a rally in the bond market which drove U.S. Treasury bond yields to record lows. The Federal Open Market Committee (the Fed) acted aggressively to counter attack the crisis by lowering short term rates a total of 75 basis points (0.75%) over a two-month period. Inspired by the resulting increase in liquidity, stock and bond markets reached record levels. Municipals did not participate in the bond market rally to the extent of U.S. Treasury bonds as international investors seeking a refuge from global turmoil were not buyers of municipal bonds. During the height of the crisis, it was possible to invest in municipal bonds with yields that offered 99% to 100% of the yield on U.S. Treasury bonds, making municipals a good buy relative to Treasuries. The low interest rates and attractive spreads to Treasuries prompted a flurry of refundings and new issues of municipal bonds in 1998. The yield on a 10-year A-rated general obligation bond dropped 35 basis points (0.35%) during the year, from 4.60% to 4.25%.

Heading into 1999, the U.S. economy continues to surprise investors. After facing the global crisis head-on, comments early this year suggest that the Fed may now regret having added quite so much fuel to the fire. Despite the early strength in the economy in January, we believe that over time, more domestic weakness will emerge as low inflation continues, and more low-priced goods are imported by countries struggling to stabilize economies decimated by 1998's turmoil. Year 2000 (Y2K) uncertainty may add further concerns at some time during the year. We will continue to strive to achieve the Fund's investment goals to provide shareholders with stable, high-levels of tax-exempt income. As conditions in the market change, we will adjust the investment strategy of the Fund accordingly.

*The Retail Class A of the Achievement Municipal Bond Fund produced a total return of 5.48% for the period. Including the maximum sales charge of 4.00%, the total return of the Fund's Retail Class A was 1.29%. The Retail Class B of the Achievement Municipal Bond Fund produced a cumulative inception to date return of 4.87%. Including the maximum sales charge of 5.00%, cumulative inception to date return of the Fund's Retail Class B was -0.13%.

             ACHIEVEMENT MUNICIPAL BOND FUND -- INSTITUTIONAL CLASS

[GRAPHIC OMITTED]
Plot points are as follows:

                   Achievement             Lehman              Lehman
              Municipal Bond Fund,       Municipal       General Municipal
               Institutional Class       Bond Index       Debt Funds Average
10/31/96             10,000                10,000              10,000
1/31/97              10,135                10,159              10,132
1/31/98              11,138                11,188              11,165
1/31/99              11,793                11,932              11,778


                           Average Annual Total Return

              One Year                       Annualized Inception
               Return                               to Date
-----------------------------------------------------------------------
Institutional   5.88%                              7.60%

      Past performance of the Fund is not predictive of future performance.

              ACHIEVEMENT MUNICIPAL BOND FUND -- RETAIL CLASS A & B


[GRAPHIC OMITTED]
Plot points are as follows:

               Achievement          Lehman              Lipper              Achievement           Lehman             Lipper
          Municipal Bond Fund,     Municipal       General Municipal    Municipal Bond Fund,      Municipal     General Municipal
Retail       Retail Class A     Bond Fund Index   Debt Funds Average      Retail Class B       Bond Fund Index   Debt Funds Average
11/30/96          9,600             10,000              10,000
1/31/97           9,540              9,977               9,957
1/31/98          10,474             10,987              10,972
5/31/98                                                                       10,000                10,000          10,000
1/31/99          11,047             11,717              11,574                 9,883                10,534          10,450

                           Average Annual Total Return

                           One Year              Annualized Inception
                            Return                      to Date
------------------------------------------------------------------------
RETAIL A                     5.48%                       7.47%
RETAIL A with load           4.29%                       5.52%
RETAIL B                      N/A                        4.87%
RETAIL B with load            N/A                       -0.13%

      PAST PERFORMANCE OF THE FUND IS NOT PREDICTIVE OF FUTURE PERFORMANCE. *Cumulative inception to date

JANUARY 31, 1999                        THE ACHIEVEMENT FUNDS
Statement of Net Assets
-------------------------------------------------------------
EQUITY FUND
-------------------------------------------------------------

[PIE CHART OMITTED]
Plot points are as follows:
Oil-Energy                    5.5%
Retail                        9.7%
Chemical and Drugs           11.4%
Financial                    12.9%
Real Estate Investment Trust  0.5%
Technologies                 33.3%
Other                        13.8%
Consumer Products            12.9%
% of Total Portfolio Investments

--------------------------------------------------------
                                               MARKET
DESCRIPTION                        SHARES    VALUE (000)
--------------------------------------------------------
COMMON STOCKS -- 98.8%
   AIR TRANSPORTATION -- 0.9%
     AMR*                          45,000     $  2,644
                                              --------
   AUTOMOTIVE -- 1.0%
     General Motors                33,000        2,962
                                              --------
   BANKS -- 4.6%
     Bank One                     100,000        5,237
     BankAmerica                   75,000        5,016
     Wells Fargo                   80,000        2,795
                                              --------
                                                13,048
                                              --------
   BEAUTY PRODUCTS -- 2.1%
     Gillette                     100,000        5,875
                                              --------
   CAPITAL GOODS -- 4.1%
     General Electric             110,000       11,536
                                              --------
   CHEMICALS -- 1.2%
     Monsanto                      75,000        3,567
                                              --------
   COMPUTER SOFTWARE -- 3.4%
     Microsoft*                    55,000        9,625
                                              --------
   COMPUTERS & SERVICES -- 11.7%
     Cisco Systems*                71,500        7,977
     Dell Computer*               100,000       10,000
     Hewlett-Packard               90,000        7,054
     International Business
      Machines                     45,000        8,246
                                              --------
                                                33,277
                                              --------

--------------------------------------------------------
                                               MARKET
DESCRIPTION                        SHARES    VALUE (000)
--------------------------------------------------------

   CONGLOMERATE -- 3.0%
     Tyco International           110,000     $  8,477
                                              --------
   CONTAINERS & PACKAGING -- 1.7%
     Newell                       116,000        4,821
                                              --------
   DRUGS -- 9.4%
     Abbott Laboratories           49,200        2,285
     American Home Products       100,000        5,869
     Merck                         40,000        5,870
     Pfizer                        28,000        3,601
     Schering Plough               75,000        4,088
     Warner Lambert                72,000        5,198
                                              --------
                                                26,911
                                              --------
   ENTERTAINMENT -- 3.0%
     Carnival                     112,000        5,495
     Walt Disney                   98,000        3,234
                                              --------
                                                 8,729
                                              --------
   FINANCIAL SERVICES -- 5.4%
     American Express              40,000        4,115
     Capital One Financial         55,000        7,281
     Federal National Mortgage
       Association                 55,000        4,008
                                              --------
                                                15,404
                                              --------
   FOOD, BEVERAGE & TOBACCO -- 2.7%
     Coca-Cola                     35,000        2,290
     PepsiCo                      135,000        5,273
                                              --------
                                                 7,563
                                              --------
   HOLDING COMPANY -- 1.9%
     Berkshire Hathaway, Cl B*      2,520        5,418
                                              --------
   INSURANCE -- 2.9%
     American International Group  54,000        5,559
     Citigroup                     50,000        2,803
                                              --------
                                                 8,362
                                              --------
   MEDICAL PRODUCTS & SERVICES -- 0.8%
     Johnson & Johnson             27,000        2,295
                                              --------
   PETROLEUM & FUEL PRODUCTS -- 0.4%
     R & B Falcon*                150,000        1,059
                                              --------
                                                                     (CONTINUED)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

JANUARY 31, 1999
STATEMENT OF NET ASSETS
EQUITY FUND (CONCLUDED)
--------------------------------------------------------
                                               MARKET
DESCRIPTION                        SHARES    VALUE (000)
--------------------------------------------------------
   PETROLEUM PRODUCTS & SERVICES-- 5.1%
     Coastal                      100,000     $  2,981
     Exxon                         66,000        4,649
     Mobil                         45,000        3,946
     Schlumberger                  60,000        2,858
                                              --------
                                                14,434
                                              --------
   PRINTING & PUBLISHING -- 1.3%
     McGraw-Hill                   34,000        3,676
                                              --------
   RETAIL -- 9.7%
     American Stores              100,000        3,625
     Dayton-Hudson                107,000        6,821
     Dollar Tree Stores*           66,000        2,850
     Home Depot                    70,000        4,226
     Rite Aid                      85,000        4,176
     Wal-Mart Stores               70,000        6,020
                                              --------
                                                27,718
                                              --------
   SEMI-CONDUCTORS/INSTRUMENTS-- 7.2%
     Altera*                       85,000        5,344
     Analog Devices*              150,000        4,463
     Intel                         75,000       10,570
                                              --------
                                                20,377
                                              --------
   TELEPHONES & TELECOMMUNICATION -- 11.0%
     AT&T                          80,000        7,260
     Lucent Technologies           55,000        6,191
     MCI WorldCom                 100,000        7,975
     Qwest Communications
       International*             125,000        7,492
     SBC Communication             43,000        2,322
                                              --------
                                                31,240
                                              --------
   WATER TREATMENT SYSTEMS -- 1.6%
     U.S. Filter*                 200,000        4,638
                                              --------
   WHOLESALE -- 2.7%
     McKesson Hboc                 66,600        5,003
     U.S. Foodservice*             50,000        2,625
                                              --------
                                                 7,628
                                              --------
TOTAL COMMON STOCKS
   (Cost $179,367)                             281,284
                                              --------

--------------------------------------------------------
                                    FACE       MARKET
DESCRIPTION                     AMOUNT (000) VALUE (000)
--------------------------------------------------------
CASH EQUIVALENTS -- 0.5%
     SEI Daily Income Trust
       Money Market Portfolio        $648     $    648
     SEI Daily Income Trust Prime
        Obligation Portfolio          705          705
                                              --------
TOTAL CASH EQUIVALENTS
   (Cost $1,353)                                 1,353
                                              --------
TOTAL INVESTMENTS -- 99.3%
   (Cost $180,720)                             282,637
                                              --------
OTHER ASSETS AND LIABILITIES,
    NET-- 0.7%                                   2,009
                                              --------

NET ASSETS:
Portfolio Shares of Institutional
   Class (unlimited authorization
   -- no par value) based on
   14,996,928 outstanding shares
   of beneficial interest                      168,134

Portfolio Shares of Retail Class A
  (unlimited authorization -- no
  par value) based on 669,897
  outstanding shares of beneficial
  interest                                       9,684

Portfolio Shares of Retail Class B
  (unlimited authorization -- no
  par value) based on 121,888
  outstanding shares of beneficial
  interest                                       1,988

Overdistributed net investment income  (9)

Accumulated net realized gain on
  investments                                    2,932

Net unrealized appreciation on
  investments                                  101,917
                                              --------
TOTAL NET ASSETS -- 100.0%                    $284,646
                                              ========
NET ASSET VALUE, OFFERING
   AND REDEMPTION PRICE PER
   SHARE -- INSTITUTIONAL CLASS                 $18.03
                                              ========

NET ASSET VALUE AND REDEMPTION PRICE
   PER SHARE -- RETAIL CLASS A                  $18.01
                                              ========

MAXIMUM OFFERING PRICE PER SHARE --
   RETAIL CLASS A ($18.01 / 95.5%)              $18.86
                                              ========

NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER SHARE
   -- RETAIL CLASS B                            $17.93
                                              ========

--------------------------------------------------------------------------------
* NON-INCOME PRODUCING SECURITY

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                           THE ACHIEVEMENT FUNDS

--------------------------------------------------------
BALANCED FUND
--------------------------------------------------------
[PIE CHART OMITTED]
Plot points are as follows:
Other                                 4.1%
Corporate Securities                 12.1%
Treasuries Obligations               13.9%
Non-Agency Mortgage-Backed Securities 0.6%
Common Stocks                        63.3%
% of Total Portfolio Investments

--------------------------------------------------------
                                    FACE       MARKET
DESCRIPTION                     AMOUNT (000) VALUE (000)
--------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 10.6%
     U.S. Treasury Notes
       7.000%, 04/15/99            $2,500     $  2,512
       8.000%, 08/15/99             2,000        2,036
       7.750%, 11/30/99             2,500        2,562
       7.750%, 02/15/01             2,500        2,649
       7.875%, 08/15/01             2,500        2,690
       7.500%, 05/15/02             2,500        2,712
       6.250%, 02/15/03             2,500        2,642
       7.250%, 05/15/04             2,500        2,798
       7.875%, 11/15/04             2,500        2,895
                                              --------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $22,054)                               23,496
                                              --------

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 3.3%
     Federal Home Loan
      Mortgage Corporation
       5.750%, 07/15/03             2,000        2,059
       5.750%, 04/15/08             2,500        2,590
     Federal National Mortgage
      Association
       6.000%, 05/15/08             2,500        2,642
                                              --------
TOTAL U.S. GOVERNMENT AGENCY
    OBLIGATIONS
   (Cost $6,979)                                 7,291
                                              --------

--------------------------------------------------------
                                    FACE       MARKET
DESCRIPTION                     AMOUNT (000) VALUE (000)
--------------------------------------------------------
ASSET-BACKED SECURITIES -- 1.3%
     American Southwest Financial
       Securities, Series 1996-FHA1,
       Class A2
       7.000%, 11/25/38            $1,458     $  1,453
     Olympic Automobile Receivables
       Trust, Series 1995-E, Class A5
       5.950%, 11/15/01             1,325        1,330
                                              --------
TOTAL ASSET-BACKED SECURITIES
   (Cost $2,791)                                 2,783
                                              --------

CORPORATE BONDS -- 10.8%
   ENTERTAINMENT -- 1.0%
     Walt Disney, MTN
       5.125%, 12/15/03             2,255        2,241
                                              --------
   FINANCE -- 7.4%
     Aetna Services
       7.125%, 08/15/06             1,500        1,597
     Associates of North America, MTN
       8.420%, 01/05/00             2,000        2,054
     Banc One
       7.250%, 08/01/02             1,500        1,588
     BankAmerica, MTN
       7.125%, 05/12/05             2,000        2,150
     Chase Manhattan
       6.500%, 01/15/09             2,000        2,092
     First Union
       7.500%, 07/15/06             2,000        2,217
     Ford Motor Credit
       7.750%, 10/01/99             2,000        2,035
       6.250%, 11/08/00             1,000        1,014
     Safeco
       6.875%, 07/15/07             1,500        1,556
                                              --------
                                                16,303
                                              --------
   INDUSTRIAL -- 2.4%
     Lucent Technologies
       7.250%, 07/15/06             2,000        2,233
     Philip Morris
       7.250%, 09/15/01             2,000        2,080
     Seagram, YB
       6.500%, 04/01/03             1,000        1,018
                                              --------
                                                 5,331
                                              --------
TOTAL CORPORATE BONDS
   (Cost $22,719)                               23,875
                                              --------
                                                                     (CONTINUED)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

JANUARY 31, 1999
STATEMENT OF NET ASSETS
BALANCED FUND (CONTINUED)
--------------------------------------------------------
                                 FACE AMOUNT   MARKET
DESCRIPTION                     (000) SHARES VALUE (000)
--------------------------------------------------------
MORTGAGE-BACKED SECURITY -- 0.6%
     Donaldson Lufkin Jenrette Mortgage
       Association, Series 1997-CF1,
       Class A1B (B)
       7.600%, 04/15/07           $ 1,200     $  1,317
                                              --------
TOTAL MORTGAGE-BACKED SECURITY
   (Cost $1,208)                                 1,317
                                              --------

COMMON STOCKS -- 69.3%
   AUTOMOTIVE -- 1.0%
     General Motors                25,000        2,244
                                              --------
   BANKS -- 3.3%
     Bank One                      59,664        3,125
     BankAmerica                   37,368        2,499
     Wells Fargo                   50,000        1,747
                                              --------
                                                 7,371
                                              --------
   BEAUTY PRODUCTS -- 1.3%
     Gillette                      47,000        2,761
                                              --------
   CAPITAL GOODS -- 2.8%
     General Electric              58,000        6,083
                                              --------
   CHEMICALS -- 0.6%
     Monsanto                      30,000        1,427
                                              --------
   COMPUTER SOFTWARE -- 3.0%
     Microsoft*                    38,000        6,650
                                              --------
   COMPUTERS & SERVICES -- 8.7%
     Cisco Systems*                45,248        5,048
     Dell Computer*                56,000        5,600
     Hewlett Packard               40,000        3,135
     International Business
       Machines                    29,000        5,314
                                              --------
                                                19,097
                                              --------
   CONGLOMERATE -- 1.9%
     Tyco International            54,000        4,161
                                              --------
   CONTAINERS & PACKAGING -- 0.8%
     Newell                        44,000        1,829
                                              --------

---------------------------------------------------------
                                                MARKET
DESCRIPTION                        SHARES     VALUE (000)
---------------------------------------------------------
   DRUGS -- 8.3%
     Abbott Laboratories           35,000     $  1,625
     American Home Products        54,000        3,169
     Merck                         29,000        4,256
     Pfizer                        13,000        1,672
     Schering Plough               50,000        2,725
     SmithKline Beecham, ADR       32,000        2,170
     Warner Lambert                38,000        2,743
                                              --------
                                                18,360
                                              --------
   ENTERTAINMENT -- 1.9%
     Carnival                      54,000        2,649
     Walt Disney                   49,000        1,617
                                              --------
                                                 4,266
                                              --------
   FINANCIAL SERVICES -- 4.7%
     American Express              23,000        2,366
     Capital One Financial         31,000        4,104
     Federal National Mortgage
       Association                 40,000        2,915
     Imperial Credit Industries*   38,984          302
     Starwood Hotels and Resorts
       World Wide                  28,516          713
                                              --------
                                                10,400
                                              --------
   HOLDING COMPANY -- 1.3%
     Berkshire Hathaway, Cl B*      1,365        2,935
                                              --------
   FOOD, BEVERAGE & TOBACCO -- 1.8%
     Coca-Cola                     20,000        1,309
     PepsiCo                       67,000        2,617
                                              --------
                                                 3,926
                                              --------
   INSURANCE -- 1.7%
     American International Group  36,000        3,706
                                              --------
   MEDICAL PRODUCTS & SERVICES -- 0.6%
     Johnson & Johnson             15,000        1,275
                                              --------
   PETROLEUM PRODUCTS & SERVICES-- 2.8%
     Coastal                       52,000        1,550
     Exxon                         36,000        2,536
     Mobil                         24,000        2,105
                                              --------
                                                 6,191
                                              --------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                   THE ACHIEVEMENT FUNDS

--------------------------------------------------------
                                 FACE AMOUNT   MARKET
DESCRIPTION                     (000) SHARES VALUE (000)
--------------------------------------------------------
   PRINTING & PUBLISHING -- 1.0%
     McGraw-Hill                   20,000     $  2,163
                                              --------
   RAILROADS -- 0.4%
     Union Pacific                 17,500          900
                                              --------
   RETAIL -- 6.5%
     American Stores               55,000        1,994
     Dayton-Hudson                 52,000        3,315
     Dollar Tree Stores*           34,000        1,468
     Home Depot                    42,000        2,536
     Rite Aid                      44,000        2,162
     Wal-Mart Stores               33,000        2,838
                                              --------
                                                14,313
                                              --------
   SEMI-CONDUCTORS/INSTRUMENTS -- 2.7%
     Intel                         42,000        5,919
                                              --------
   TELEPHONES & TELECOMMUNICATION -- 9.7%
     AT&T                          55,000        4,991
     Lucent Technologies           40,000        4,503
     MCI WorldCom*                 45,000        3,589
     Qwest Communications
       International*              75,000        4,495
     SBC Communications            42,000        2,268
     U.S. West                     24,000        1,481
                                              --------
                                                21,327
                                              --------
   WATER TREATMENT SYSTEMS -- 1.2%
     U.S. Filter*                 117,000        2,713
                                              --------
   WHOLESALE -- 1.3%
     McKesson Hboc                 38,850        2,919
                                              --------
TOTAL COMMON STOCKS
   (Cost $98,878)                              152,936
                                              --------

CASH EQUIVALENTS -- 3.7%
     SEI Daily Income Trust Money
       Market Portfolio             4,604        4,604
     SEI Daily Income Trust Prime
       Obligation Portfolio         3,640        3,640
                                              --------
TOTAL CASH EQUIVALENTS
   (Cost $8,244)                                 8,244
                                              --------
TOTAL INVESTMENTS -- 99.6%
   (Cost $162,873)                             219,942
                                              --------
OTHER ASSETS AND LIABILITIES, NET -- 0.4%          817
                                              --------

---------------------------------------------------------
                                                MARKET
DESCRIPTION                                   VALUE (000)
---------------------------------------------------------

NET ASSETS:
Portfolio Shares of Institutional
   Class (unlimited authorization--
   no par value) based on
   15,360,784 outstanding shares
   of beneficial interest                     $162,550
Portfolio Shares of Retail Class A
   (unlimited authorization --
   no par value) based on 310,447
   outstanding shares of beneficial
   interest                                      3,738
Portfolio Shares of Retail Class B
   (unlimited authorization --
   no par value) based on 106,145
   outstanding shares of beneficial
   interest                                      1,422
Undistributed net investment income                242
Accumulated net realized loss on
  investments                                   (4,262)
Net unrealized appreciation on
  investments                                   57,069
                                              --------
TOTAL NET ASSETS -- 100.0%                    $220,759
                                              ========

NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER SHARE --
   INSTITUTIONAL CLASS                          $13.99
                                              ========

NET ASSET VALUE AND REDEMPTION PRICE
   PER SHARE -- RETAIL CLASS A                  $13.97
                                              ========
MAXIMUM OFFERING PRICE PER SHARE --
   RETAIL CLASS A ($13.97 / 95.5%)              $14.63
                                              ========
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER SHARE --
   RETAIL CLASS B                               $13.95
                                              ========

------------------------------------------------------
* NON-INCOME PRODUCING SECURITY
ADR -- AMERICAN DEPOSITORY RECEIPT
CL -- CLASS
MTN -- MEDIUM TERM NOTE
YB -- YANKEE BOND
(B) PRIVATE PLACEMENT
                                                                     (CONCLUDED)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

JANUARY 31, 1999
STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
INTERMEDIATE TERM BOND FUND
--------------------------------------------------------------------------------

[PIE CHART OMITTED]
Plot points are as follows:
Non-Agency Mortgage-Backed Securities 6.7%
Asset-Backed Securities               4.8%
Cash Equivalents                      1.8%
Other                                 1.2%
Corporate Securites                  38.6%
U.S. Government Securities           46.9%
% of Total Portfolio Investments

--------------------------------------------------------------------------------
                                    FACE       MARKET
DESCRIPTION                     AMOUNT (000) VALUE (000)
--------------------------------------------------------------------------------
CORPORATE BONDS -- 38.6%
   BANKS -- 0.6%
     First Tennessee National Bank
       5.750%, 12/01/08            $1,000     $    997
                                              --------
   ELECTRICAL UTILITIES -- 1.2%
     Consolidated Edison
       6.150%, 07/01/08             1,000        1,056
     Scana, MTN
       6.250%, 07/08/03             1,000        1,028
                                              --------
                                                 2,084
                                              --------
   FINANCE -- 15.5%
     Aetna Services
       6.750%, 08/15/01             2,000        2,055
     American General Finance
       7.250%, 04/15/00             1,000        1,021
     Associates of North America, MTN
       6.810%, 08/03/01             1,000        1,034
       7.540%, 04/14/04             1,000        1,091
     BankAmerica
       7.125%, 05/01/06             2,000        2,155
     Chase Manhattan
       8.125%, 06/15/02             1,000        1,074
       6.375%, 02/15/08             1,000        1,040
     Citicorp
       7.125%, 06/01/03             1,000        1,056

--------------------------------------------------------
                                    FACE       MARKET
DESCRIPTION                     AMOUNT (000) VALUE (000)
--------------------------------------------------------
   FINANCE (CONTINUED)
     Commercial Credit
       6.875%, 05/01/02            $1,000     $  1,040
     First Union
       7.050%, 08/01/05             1,000        1,072
     Ford Motor Credit
       8.000%, 06/15/02             1,000        1,074
       7.750%, 03/15/05             1,000        1,107
     General Motors Acceptance, MTN
       7.250%, 05/15/03             1,000        1,060
     Grand Metro
       7.125%, 09/15/04             1,000        1,071
     Household Finance
       7.650%, 05/15/07             1,000        1,108
     J.P. Morgan
       7.250%, 01/15/02             1,000        1,051
     Lehman Brothers Holdings
       6.125%, 07/15/03             1,000          989
     Lehman Brothers Holdings, MTN
       7.110%, 09/27/99             1,000        1,009
     NationsBank
       7.625%, 04/15/05             1,000        1,094
     Salomon, MTN
       7.000%, 05/15/99             1,000        1,005
     Sears Roebuck Acceptance
       6.950%, 05/15/02             1,000        1,039
     Sears Roebuck Acceptance, MTN
       6.580%, 11/20/03             1,000        1,041
     Society National Bank
       7.250%, 06/01/05             1,000        1,080
                                              --------
                                                26,366
                                              --------
   INDUSTRIAL -- 13.7%
     American Home Products
       7.700%, 02/15/00             1,000        1,024
     AT&T
       6.750%, 04/01/04             1,000        1,064
     CSR America
       6.875%, 07/21/05             2,000        2,155
     CSX Transportation
       7.540%, 03/15/03             1,000        1,060
     Dayton Hudson
       7.500%, 07/15/06             2,000        2,228
     Dow Capital, YB
       7.125%, 01/15/03             1,000        1,055
     Hertz
       7.000%, 07/01/04             2,000        2,065
     J.C. Penney, MTN
       7.050%, 05/23/05             1,000        1,055
     Kerr-McGee
       6.625%, 10/15/07             1,000        1,060

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                           THE ACHIEVEMENT FUNDS

--------------------------------------------------------
                                    FACE       MARKET
DESCRIPTION                     AMOUNT (000) VALUE (000)
--------------------------------------------------------
   INDUSTRIAL (CONTINUED)
     MCI Communications
       7.125%, 01/20/00            $1,000        1,015
     Nabisco
       6.700%, 06/15/02             1,000        1,014
     Pacific Bell
       7.000%, 07/15/04             1,000        1,073
     Ryder Systems
       7.340%, 11/01/00             1,040        1,066
     Sara Lee, MTN
       7.400%, 03/22/02             1,000        1,059
     Texas Instruments, MTN
       6.875%, 07/15/00             1,000        1,021
     Wal-Mart Stores
       6.500%, 06/01/03             1,000        1,053
     Walt Disney
       6.750%, 03/30/06             2,000        2,165
     Waste Management
       7.700%, 10/01/02             1,000        1,059
                                              --------
                                                23,291
                                              --------
   TELEPHONES & TELECOMMUNICATION -- 2.1%
     GTE California
       5.500%, 01/15/09             1,000          998
     Southwestern Bell Telephone, MTN
       5.750%, 09/01/04             1,000        1,005
     U.S. West Communications
       5.625%, 11/15/08             1,000        1,009
     Worldcom
       6.125%, 08/15/01               500          508
                                              --------
                                                 3,520
                                              --------
   UTILITIES -- 5.5%
     Consolidated Edison
       6.375%, 04/01/03             1,000        1,044
     Norfolk Southern
       6.950%, 05/01/02             1,000        1,041
     Pacific Gas & Electric, MTN
       6.680%, 03/19/03             1,000        1,041
     Philadelphia Electric
       6.625%, 03/01/03             1,000        1,046
     Public Service Electric & Gas
       6.500%, 05/01/04             1,000        1,045
     Rochester Gas & Electric, MTN
       6.375%, 07/30/03             1,000        1,027
     Southwestern Bell Telephone, MTN
       6.250%, 03/12/01             1,150        1,174
     Telstra
       6.500%, 07/31/03             1,000        1,043

--------------------------------------------------------
                                    FACE       MARKET
DESCRIPTION                     AMOUNT (000) VALUE (000)
--------------------------------------------------------
   UTILITIES (CONTINUED)
     Union Electric
       6.750%, 10/15/99            $1,000     $  1,010
                                              --------
                                                 9,471
                                              --------
TOTAL CORPORATE BONDS
   (Cost $63,716)                               65,729
                                              --------

U.S. TREASURY OBLIGATIONS -- 34.8%
     U.S. Treasury Bonds
       7.625%, 02/15/07             1,000        1,081
       7.125%, 02/15/23             2,000        2,476
       6.250%, 08/15/23             2,000        2,246
       6.500%, 11/15/26             1,000        1,169
     U.S. Treasury Notes
       7.125%, 02/29/00             4,000        4,101
       6.750%, 04/30/00             3,000        3,073
       6.250%, 08/31/00             4,000        4,093
       7.750%, 02/15/01             2,500        2,649
       7.875%, 08/15/01             1,500        1,614
       6.375%, 09/30/01             4,000        4,169
       7.500%, 11/15/01             1,000        1,073
       6.250%, 08/31/02             4,000        4,200
       6.250%, 02/15/03             1,000        1,057
       5.500%, 05/31/03             2,000        2,063
       5.375%, 06/30/03             2,000        2,056
       7.500%, 02/15/05             1,000        1,144
       6.500%, 08/15/05             2,000        2,196
       6.875%, 05/15/06             1,000        1,129
       7.000%, 07/15/06             2,000        2,274
       6.500%, 10/15/06             6,000        6,650
       6.250%, 02/15/07             3,000        3,290
       6.125%, 08/15/07             3,000        3,276
       5.625%, 05/15/08             2,000        2,129
                                              --------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $56,506)                               59,208
                                              --------

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 12.1%
     Federal Home Loan Bank
       7.190%, 04/27/01             1,000        1,047
       7.280%, 07/25/01             1,000        1,054
       7.390%, 08/22/01             1,000        1,058
       5.600%, 10/28/03             1,000          989
       7.380%, 08/05/04             2,000        2,215
       5.450%, 01/12/09             2,000        2,009
                                                                     (CONTINUED)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
                                                                              29

JANUARY 31, 1999
STATEMENT OF NET ASSETS
INTERMEDIATE TERM BOND FUND (CONCLUDED)

--------------------------------------------------------
                                    FACE       MARKET
DESCRIPTION                     AMOUNT (000) VALUE (000)
--------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (CONTINUED)
     Federal Home Loan Mortgage Corporation
       5.750%, 07/15/03            $2,000     $  2,059
       6.795%, 12/01/03             1,000        1,072
       6.000%, 06/23/04             1,000          999
       5.125%, 10/15/08             1,000          991
     Federal National Mortgage Association
       5.750%, 04/15/03             2,000        2,058
       4.750%, 11/14/03             2,000        1,978
       6.850%, 04/05/04             1,000        1,078
       6.440%, 05/01/08               993        1,035
     Federal National Mortgage Association, MTN
       6.625%, 04/18/01             1,000        1,035
                                              --------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
   (Cost $20,467)                               20,677
                                              --------

ASSET-BACKED SECURITIES -- 4.8%
     Champion Home Equity Trust,
       Series 1997-Z, Class A3
       6.770%, 03/25/15             2,000        2,043
     Olympic Automobile Receivables
       Trust, Series 1995-E, Class A5
       5.950%, 11/15/01             2,000        2,008
     Olympic Automobile Receivables
       Trust, Series 1996-B, Class A5
       6.900%, 02/15/04             2,000        2,060
     WFS Financial Owner Trust,
       Series 1998-B, Class A4
       6.050%, 04/20/03             2,000        2,041
                                              --------
TOTAL ASSET-BACKED SECURITIES
   (Cost $8,011)                                 8,152
                                              --------

NON-AGENCY MORTGAGE-BACKED SECURITIES -- 6.7%
     American Southwest Financial
       Securities, Series 1996-FHA1,
       Class A2
       7.000%, 11/25/38             2,915        2,907
     Donaldson Lufkin Jenrette Mortgage
       Association, Series 1996-CF2,
       Class A1B (B)
       7.290%, 11/12/21             3,000        3,275
     Donaldson Lufkin Jenrette Mortgage
       Association, Series 1997-CF1,
       Class A1B (B)
       7.600%, 04/15/07             2,000        2,195

--------------------------------------------------------
                                    FACE       MARKET
DESCRIPTION                     AMOUNT (000) VALUE (000)
--------------------------------------------------------
NON-AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
     Lehman Brothers Commercial
       Conduit Mortgage Trust,
       Series 1998-C1, Cl B
       6.590%, 01/18/08            $3,000     $  3,097
                                              --------
TOTAL NON-AGENCY MORTGAGE-BACKED
 SECURITIES
      (Cost $11,004)                            11,474
                                              --------

CASH EQUIVALENTS -- 1.8%
     SEI Daily Income Trust
       Money Market Portfolio       1,162        1,162
     SEI Daily Income Trust Prime
       Obligation Portfolio         1,851        1,851
                                              --------
TOTAL CASH EQUIVALENTS
   (Cost $3,013)                                 3,013
                                              --------
TOTAL INVESTMENTS -- 98.8%
   (Cost $162,717)                             168,253
                                              --------
OTHER ASSETS AND LIABILITIES, NET -- 1.2%        2,035
                                              --------

NET ASSETS:
Portfolio Shares of Institutional
   Class (unlimited authorization
   -- no par value) based on
   15,654,528 outstanding shares of
   beneficial interest                         165,027
Portfolio Shares of Retail Class A
   (unlimited authorization --
   no par value) based on 161,511
   outstanding shares of beneficial
   interest                                      1,650
Accumulated net realized loss on
   investments                                  (1,925)
Net unrealized appreciation on
   investments                                   5,536
                                              --------
TOTAL NET ASSETS -- 100.0%                    $170,288
                                              ========

NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER SHARE --
   INSTITUTIONAL CLASS                          $10.77
                                              ========

NET ASSET VALUE AND REDEMPTION PRICE
   PER SHARE -- RETAIL CLASS A                  $10.79
                                              ========

MAXIMUM OFFERING PRICE PER SHARE --
   RETAIL CLASS A ($10.79 / 96.5%)              $11.18
                                              ========

------------------------------------------------------
(B) PRIVATE PLACEMENT
MTN -- MEDIUM TERM NOTE
YB -- YANKEE BOND

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                           THE ACHIEVEMENT FUNDS
--------------------------------------------------------
SHORT TERM BOND FUND
--------------------------------------------------------

[PIE CHART OMITTED]
Plot points are as follows:
Cash Equivalents                      1.0%
U.S. Government Securities           25.4%
Corporate Securites                  73.6%
% of Total Portfolio Investments

--------------------------------------------------------
                                    FACE       MARKET
DESCRIPTION                     AMOUNT (000) VALUE (000)
--------------------------------------------------------
CORPORATE BONDS -- 76.3%
   FINANCE -- 38.1%
     Associates of North America
       6.250%, 03/15/99            $1,000     $  1,001
       6.375%, 08/15/99             1,000        1,007
     Bankers Trust New York
       6.625%, 07/30/99             1,000        1,003
     Beneficial, Series H, MTN
       6.330%, 12/18/00             1,000        1,011
     CIT Group Holdings, MTN
       6.625%, 09/13/99             1,400        1,414
     Ford Motor Credit, MTN
       6.950%, 05/15/00             1,000        1,019
     General Motors Acceptance, MTN
       6.700%, 07/02/99             1,000        1,006
       7.125%, 05/10/00             1,000        1,020
     Goldman Sachs
       6.200%, 12/15/00             1,000        1,010
     Household Bank FSB
       6.250%, 04/01/99             1,000        1,001
     International Lease Finance,
       Series J, MTN
       6.030%, 04/05/01             1,000        1,011
     Morgan Stanley Group, MTN
       6.375%, 01/18/00             1,000        1,010
     Salomon Smith Barney
       6.500%, 03/01/00             1,000        1,009
     Travelers Property & Casualty
       6.750%, 09/01/99             1,000        1,008
                                              --------
                                                14,530
                                              --------

--------------------------------------------------------
                                    FACE       MARKET
DESCRIPTION                     AMOUNT (000) VALUE (000)
--------------------------------------------------------
   FINANCIAL SERVICES -- 2.7%
     Merrill Lynch
       6.500%, 04/01/01            $1,000     $  1,020
                                              --------
   GAS/NATURAL GAS -- 1.0%
     Northern Illinois Gas
       6.450%, 08/01/01               375          384
                                              --------
   INDUSTRIAL -- 23.9%
     Albertsons
       6.375%, 06/01/00             1,000        1,014
     Coca-Cola Enterprises
       7.000%, 11/15/99             1,000        1,014
     CSC Enterprises
       6.800%, 04/15/99             1,000        1,003
     CSX Transport
       5.740%, 03/15/99             1,000        1,000
     Ingersoll Rand, MTN
       6.510%, 08/09/99             1,000        1,006
     J.C. Penney, MTN
       6.375%, 09/15/00             1,000        1,016
     John Deere Capital, MTN
       6.150%, 08/01/00             1,000        1,010
     Sears Roebuck Acceptance, MTN
       6.400%, 09/25/00             1,000        1,015
     Southwestern Bell Capital, MTN
       7.000%, 11/22/99             1,000        1,013
                                              --------
                                                 9,091
                                              --------
   UTILITY -- 10.6%
     Detroit Edison, MTN
       6.390%, 03/15/00             1,000        1,014
     Georgia Power
       6.125%, 09/01/99             2,000        2,013
     Midwest Power
       6.750%, 02/01/00             1,000        1,014
                                              --------
                                                 4,041
                                              --------
TOTAL CORPORATE BONDS
   (Cost $28,983)                               29,066
                                              --------

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 26.3%
     Federal Home Loan Bank
       5.950%, 01/29/01             1,000        1,000
       5.230%, 11/16/01             1,000          992
       5.435%, 01/29/02             1,000        1,000
     Federal Home Loan Mortgage Corporation
       5.890%, 02/02/01             1,000        1,000
       5.500%, 01/07/02             1,000          998

                                                                     (CONTINUED)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
                                                                              31

JANUARY 31, 1999
STATEMENT OF NET ASSETS
SHORT TERM BOND FUND (CONCLUDED)

--------------------------------------------------------
                                    FACE       MARKET
DESCRIPTION                     AMOUNT (000) VALUE (000)
--------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (CONTINUED)
     Federal National Mortgage Association, MTN
       6.120%, 08/25/00            $2,000     $  2,012
       6.310%, 09/14/00             2,000        2,016
       5.410%, 02/04/02             1,000        1,000
                                              --------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
   (Cost $10,000)                               10,018
                                              --------

CASH EQUIVALENTS -- 1.0%
     SEI Daily Income Trust
       Money Market Portfolio         276          276
     SEI Daily Income Trust
       Prime Obligation Portfolio      92           92
                                              --------
TOTAL CASH EQUIVALENTS
   (Cost $368)                                     368
                                              --------
TOTAL INVESTMENTS -- 103.6%
   (Cost $39,351)                               39,452
                                              --------
OTHER ASSETS AND LIABILITIES, NET-- (3.6%)      (1,353)
                                              --------

NET ASSETS:
Portfolio Shares of Institutional Class
   (unlimited authorization -- no par value)
   based on 3,789,266. outstanding shares
   of beneficial interest                       40,212
Portfolio Shares of Retail Class A
  (unlimited authorization -- no par value)
   based on 14,829 outstanding
   shares of beneficial interest                   151
Accumulated net realized loss
   on investments                               (2,365)
Net unrealized appreciation
   on investments                                  101
                                              --------
TOTAL NET ASSETS -- 100.0%                     $38,099
                                              ========

NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER SHARE --
   INSTITUTIONAL CLASS                          $10.02
                                              ========

NET ASSET VALUE AND REDEMPTION PRICE
   PER SHARE -- RETAIL CLASS A                  $10.00
                                              ========

MAXIMUM OFFERING PRICE PER SHARE --
   RETAIL CLASS A ($10.00 / 98.5%)              $10.15
                                              ========

------------------------------------------------------
MTN - MEDIUM TERM NOTE

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------
SHORT TERM MUNICIPAL
BOND FUND
--------------------------------------------------------

[PIE CHART OMITTED]
Plot points are as follows:
Revenue Bonds       58.9%
General Obligations 41.1%
% of Total Portfolio Investments

--------------------------------------------------------
                                    FACE       MARKET
DESCRIPTION                     AMOUNT (000) VALUE (000)
--------------------------------------------------------
MUNICIPAL BONDS -- 101.0%
   ALABAMA -- 2.3%
     Jasper, Waterworks & Sewer
       Board RB, AMBAC
       5.050%, 06/01/01             $  50     $     52
     Mobile County GO
       6.050%, 02/01/01                65           68
                                              --------
                                                   120
                                              --------
   ALASKA -- 2.6%
     Anchorage, Hospital RB, Sisters of
       Providence Project
       6.750%, 10/01/01               125          135
                                              --------
   ARIZONA -- 5.2%
     Arizona State Educational Marketing
       Loan Review RB, Series A, MBIA
       6.900%, 09/01/00               265          275
                                              --------
   COLORADO -- 3.6%
     Colorado State Housing Finance
       Authority GO, Series A
       6.900%, 05/01/01               185          191
                                              --------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                           THE ACHIEVEMENT FUNDS

--------------------------------------------------------
                                    FACE       MARKET
DESCRIPTION                     AMOUNT (000) VALUE (000)
--------------------------------------------------------
   DISTRICT OF COLUMBIA -- 1.9%
     District of Columbia, Georgetown
       University RB, MBIA
       3.750%, 04/01/99              $100     $    100
                                              --------
   HAWAII -- 9.9%
     Hawaii State GO, Series C, FGIC
       6.000%, 03/01/01               500          526
                                              --------
   ILLINOIS -- 6.0%
     Illinois State Tax Increment RB,
       Hoffman Estates
       6.500%, 05/15/01               300          316
                                              --------
   INDIANA -- 6.2%
     Indiana State Educational Facility
       Authority RB, University of
       Evansville Project
       8.125%, 11/01/10               300          330
                                              --------
   KANSAS -- 6.7%
     Colby, Health Facility RB, Citizens
       Medical Center
       4.450%, 08/15/02               355          354
                                              --------
   MARYLAND -- 9.6%
     Prince George County, Public
       Improvements GO, Series A, MBIA
       5.100%, 03/01/00               500          511
                                              --------
   MISSISSIPPI -- 6.8%
     Mississippi State Higher
       Education RB, Series B
       6.100%, 07/01/01               350          361
                                              --------
   NEBRASKA -- 2.0%
     Nebraska State Building Lease RB,
       Data Processing Center
       5.800%, 06/15/01               100          105
                                              --------
   NEVADA -- 1.7%
     Nevada State Housing Division RB,
       Single Family Program, Series A-1
       5.200%, 10/01/01                90           92
                                              --------

--------------------------------------------------------
                                    FACE       MARKET
DESCRIPTION                     AMOUNT (000) VALUE (000)
--------------------------------------------------------
   NEW MEXICO -- 2.2%
     Santa Fe, Municipal Recreational
       Facility RB
       4.600%, 12/01/01              $115     $    115
                                              --------
   NEW YORK -- 9.7%
     New York State Thruway Authority RB,
       Local Highway & Bridges
       Services Contract
       5.000%, 04/01/01               500          514
                                              --------
   OHIO -- 2.0%
     Montgomery County GO,
       Issue I, Series A
       6.750%, 09/01/10               100          108
                                              --------
   PENNSYLVANIA -- 5.3%
     Pennsylvania State GO
       9.000%, 10/01/00               190          192
       9.000%, 10/01/01                90           91
                                              --------
                                                   283
                                              --------
   SOUTH CAROLINA -- 9.7%
     Pickens County, School
       District GO, FGIC
       5.250%, 05/01/00               500          512
                                              --------
   TEXAS -- 2.7%
     Dallas, Housing RB, Corporate
       Capital Projects
       7.450%, 08/01/00               140          145
                                              --------
   WASHINGTON -- 4.9%
     Washington State Public Power
       Supply RB, Nuclear Project # 1,
       Series B
       5.000%, 07/01/01               250          259
                                              --------
TOTAL MUNICIPAL BONDS
   (Cost $5,294)                                 5,352
                                              --------
TOTAL INVESTMENTS -- 101.0%
   (Cost $5,294)                                 5,352
                                              --------
OTHER ASSETS AND LIABILITIES,
   NET -- (1.0%)                                   (55)
                                              --------
                                                                     (CONTINUED)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

JANUARY 31, 1999
STATEMENT OF NET ASSETS
SHORT TERM MUNICIPAL BOND FUND (CONCLUDED)

--------------------------------------------------------
                                               MARKET
DESCRIPTION                                  VALUE (000)
--------------------------------------------------------
NET ASSETS:
Portfolio Shares of Institutional
    Class (unlimited authorization
    -- no par value)
   based on 482,672 outstanding
   shares of beneficial interest                $4,727
Portfolio Shares of Retail Class A
   (unlimited authorization --
   no par value) based on 48,018
   outstanding shares of beneficial
   interest                                        487
Undistributed net investment income                  1
Accumulated net realized gain on
   investments                                      24
Net unrealized appreciation on
   investments                                      58
                                              --------
TOTAL NET ASSETS-- 100.0%                       $5,297
                                              ========

NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER SHARE --
   INSTITUTIONAL CLASS                           $9.98
                                              ========

NET ASSET VALUE AND REDEMPTION PRICE
   PER SHARE -- RETAIL CLASS A                  $10.02
                                              ========

MAXIMUM OFFERING PRICE PER SHARE --
   RETAIL CLASS A ($10.02 / 98.5                $10.17
                                              ========

------------------------------------------------------
AMBAC -- AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION
FGIC -- FINANCIAL GUARANTY INSURANCE CORPORATION
GO -- GENERAL OBLIGATION
MBIA -- MUNICIPAL BOND INVESTORS ASSURANCE
RB -- REVENUE BOND

--------------------------------------------------------
IDAHO MUNICIPAL BOND FUND
--------------------------------------------------------
[PIE CHART OMITTED]
Plot points are as follows:
Cash Equivalents     1.2%
Revenue Bonds       41.4%
General Obligations 57.4%
% of Total Portfolio Investments

--------------------------------------------------------
                                    FACE       MARKET
DESCRIPTION                     AMOUNT (000) VALUE (000)
--------------------------------------------------------
MUNICIPAL BONDS -- 99.4%
   IDAHO -- 92.6%
     Ada & Canyon Counties, Joint School
       District # 2, Meridian GO
       5.500%, 07/30/04            $  500     $    549
       5.350%, 07/30/05               750          824
       5.500%, 07/30/05               205          227
       5.500%, 07/30/05               270          299
       5.625%, 07/30/05               500          557
       5.500%, 07/30/16               500          549
     Ammon, Urban Renewal Agency RB,
       Series B
       6.000%, 08/01/14               125          134
     Bannock County, School
       District # 25,
       Pocatello GO, FGIC
       5.250%, 08/01/15               500          521
     Bingham County, School
       District # 055,
       Blackfoot GO, MBIA
       5.650%, 08/01/15               560          594
     Boise City RB
       5.100%, 02/01/11               500          525
     Boise City, Airport RB,
       Package Facility Project,
       Series A, AMBAC
       5.400%, 08/01/11             1,000        1,064
     Boise City, Independent School
       District # 1 GO, AMBAC
       5.400%, 07/30/14               500          521

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------
                                    FACE       MARKET
DESCRIPTION                     AMOUNT (000) VALUE (000)
--------------------------------------------------------
   IDAHO (CONTINUED)
     Boise State University Student
       Housing System RB
       5.250%, 04/01/17           $   160     $    164
     Boise State University Idaho RB, FSA
       5.000%, 04/01/23             1,000        1,009
     Boise, Independent School
       District GO
       5.375%, 07/30/10               250          271
       5.500%, 07/30/16             1,250        1,339
     Bonneville & Bingham Counties,
       School District #93 GO, FGIC
       5.750%, 07/30/07               500          557
       5.500%, 07/30/10               850          919
     Bonneville County, Jail
       Bonds GO, FSA
       5.500%, 08/01/16               590          619
     Bonneville County, School
       District #91, Idaho Falls GO
       5.450%, 08/01/08               500          518
       5.500%, 08/01/09               300          311
     Canyon County, School
       District # 131,
       Nampa GO, MBIA
       5.500%, 07/30/11               500          540
       5.500%, 07/30/12               500          540
     Canyon County, School
       District #132 GO, FSA
       5.450%, 07/30/04               470          497
       5.400%, 07/30/11               200          214
       5.400%, 07/30/12               400          427
       5.450%, 07/30/15               900          951
     Canyon County, School
       District #139 GO
       5.200%, 08/01/12               110          116
     Cassia & Twin Falls
      Counties, Joint
       School District
       #151 GO, FGIC
       5.375%, 08/01/14             1,000        1,050
       5.375%, 08/01/16             1,000        1,040
     City of Sun Valley GO
       5.050%, 08/01/08               195          205
     Coeur D'Alene GO, AMBAC
       5.350%, 03/01/11               240          250
     Elks, Health Facility
       Authority RB,
       Hospital Rehab Project
       5.000%, 07/15/08               250          251
       5.125%, 07/15/13               500          496
       5.450%, 07/15/23               280          281
     Elmore County, School
       District #193,
       Mountain Home GO, AMBAC
       5.000%, 07/31/10               400          421

--------------------------------------------------------
                                    FACE       MARKET
DESCRIPTION                     AMOUNT (000) VALUE (000)
--------------------------------------------------------
   IDAHO (CONTINUED)
     Fremont & Madison Counties,
       School District # 215,
       St. Anthony GO, FSA
       5.600%, 08/01/14            $  125     $    132
       5.600%, 08/01/15               765          808
     Gooding & Lincoln Counties,
       Joint School District
       #231 GO, FSA,
       Pre-refunded @ 100
       6.250%, 02/01/04               130          145
       6.300%, 02/01/04               535          599
     Gooding County, School
       District # 232,
       Wendell GO, AMBAC
       5.000%, 08/01/11               100          103
     Idaho State Building
       Authority RB, MBIA
       5.600%, 09/01/05               100          108
       5.800%, 09/01/05               100          109
     Idaho State Building
       Authority RB, Series A
       5.000%, 09/01/21             1,150        1,153
     Idaho State Health Facility
       Authority RB, Magic Valley
       Regional Medical Center, AMBAC
       5.200%, 12/01/04               250          269
       5.625%, 12/01/13               200          215
     Idaho State Health Facility
       Authority RB, Mercy Medical
       Center, Pre-refunded @ 102 (A)
       6.200%, 11/15/02               130          144
     Idaho State Health Facility
       Authority RB, St. Alphonsus
       Regional Medical Center,
       Pre-refunded @ 102 (A)
       6.100%, 12/01/02               100          111
     Idaho State Health Facility
       Authority RB, St. Joseph's
       Regional Medical Center, MBIA
       5.000%, 07/01/07               500          538
     Idaho State Health Facility
       Authority RB, Bannock
       Regional Medical Draft
       5.250%, 05/01/14               250          252
     Idaho State Housing & Finance
       Association RB, AMT
       6.150%, 01/01/28             1,000        1,056
     Idaho State Housing & Finance
       Association RB, SFM
       4.950%, 07/01/11               365          370

                                                                     (CONTINUED)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

JANUARY 31, 1999
STATEMENT OF NET ASSETS
IDAHO MUNICIPAL BOND FUND (CONCLUDED)
--------------------------------------------------------
                                    FACE       MARKET
DESCRIPTION                     AMOUNT (000) VALUE (000)
--------------------------------------------------------
   IDAHO (CONTINUED)
     Idaho State Housing and Finance
       Association RB, SFM
       Mezz Series I-2
       5.200%, 07/01/20            $  500     $    500
     Idaho State University RB,
       Student Facility Fee
       4.900%, 04/01/17               500          501
     Jefferson County, School
       District #253 GO, MBIA
       5.500%, 08/01/15               240          254
     Jerome, Lincoln & Gooding
       Counties GO
       5.000%, 07/31/12               290          297
     Kootenai County, Consolidated
       Free Library District GO, FSA
       5.000%, 08/01/06               160          172
     Kootenai County, Idaho
       School District #273 GO, AMBAC
       5.000%, 07/30/17               170          171
     Latah & Clearwater Counties,
       School District #286 GO, AMBAC
       5.500%, 02/01/07               200          209
       5.600%, 02/01/08               200          209
     Lewis-Clark State College,
       Refunding Improvements RB
       5.200%, 04/01/17               250          256
     Madison County GO, FSA
       5.400%, 08/01/15               420          437
     Madison County, Idaho Memorial
       Hospital Board RB
       5.000%, 12/01/18               250          247
     McCall, Water RB, Parity Lien, FSA
       5.750%, 03/01/07               215          242
       5.850%, 03/01/16               500          551
     Meridian GO, FSA
       5.000%, 08/01/15               290          301
     Nez Perce County, Pollution
       Control RB, Potlatch
       Corporation Project
       6.000%, 10/01/24             1,000        1,076
     Oneida County, School
       District #351 GO, MBIA
       5.000%, 07/31/15               375          385
     Payette County, School
       District #372 GO
       6.250%, 07/30/10               365          432

--------------------------------------------------------
                                    FACE       MARKET
DESCRIPTION                     AMOUNT (000) VALUE (000)
--------------------------------------------------------
   IDAHO (CONTINUED)
     Payette County, School District
       # 372 GO, Asset Guaranty,
       Pre-refunded @ 100
       6.750%, 07/31/03            $  100     $    113
     Southern Idaho Regional Solid
       Waste Project COP
       5.450%, 11/01/13               500          525
     Teton County, School
       District #401
       GO, FSA
       5.300%, 08/01/07               225          245
       5.500%, 08/01/10               400          439
     Twin Falls & Cassia Counties,
       Joint School District
       #418 GO, MBIA
       5.450%, 08/01/15               145          152
     Twin Falls County,
       School District #413 GO,
       Class A, AMBAC
       5.250%, 07/30/09               200          211
       5.250%, 07/30/13               400          415
       5.250%, 07/30/14               420          434
     Twin Falls County,
       School District
       #415 GO, Asset Guaranty
       5.500%, 08/01/15               195          206
     University of Idaho,
       Refunding &
       Improvements RB
       5.100%, 04/01/07               200          209
     University of Idaho,
       Student Fee RB
       5.350%, 04/01/10               250          260
       6.500%, 04/01/15               865        1,022
       5.650%, 04/01/22               500          539
     University of Idaho,
       Student Fee RB, FSA
       5.850%, 04/01/11               500          553
                                              --------
                                                37,025
                                              --------
   PUERTO RICO -- 6.8%
     Puerto Rico Commonwealth GO
       5.750%, 07/01/17               250          270
     Puerto Rico Commonwealth Highway
       and Transportation Authority
       Highway RB
       6.250%, 07/01/13               400          480
       6.250%, 07/01/16               735          880
     Puerto Rico Municipal Finance
       Agency RB, Series A
       5.250%, 07/01/10             1,000        1,093
                                              --------
                                                 2,723
                                              --------

                                                                     (CONTINUED)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                           THE ACHIEVEMENT FUNDS

--------------------------------------------------------
                                    FACE       MARKET
DESCRIPTION                     AMOUNT (000) VALUE (000)
--------------------------------------------------------

TOTAL MUNICIPAL BONDS
   (Cost $37,661)                             $ 39,748
                                              --------

CASH EQUIVALENT -- 1.2%
     SEI Tax-Exempt Trust
       Tax-Free Portfolio            $487          487
                                              --------
TOTAL CASH EQUIVALENT
   (Cost $487)                                     487
                                              --------
TOTAL INVESTMENTS -- 100.6%
   (Cost $38,148)                               40,235
                                              --------
OTHER ASSETS AND LIABILITIES, NET -- (0.6%)       (233)
                                              --------

NET ASSETS:
Portfolio Shares of Institutional
   Class (unlimited authorization
   -- no par value) based on
   2,471,935 outstanding shares of
   beneficial interest                          25,298
Portfolio Shares of Retail Class A
   (unlimited authorization -- no
   par value) based on 1,069,639
   outstanding shares of beneficial
   interest                                     11,257
Portfolio Shares of Retail Class B
   (unlimited authorization -- no
   par value) based on 122,996
   outstanding shares of beneficial
   interest                                      1,331
Undistributed net investment income                  1
Accumulated net realized gain on
   investments                                      28
Net unrealized appreciation on
      investments                                2,087
                                              --------
TOTAL NET ASSETS -- 100.0%                     $40,002
                                              ========

NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER SHARE --
   INSTITUTIONAL CLASS                          $10.91
                                              ========

NET ASSET VALUE AND REDEMPTION PRICE
   PER SHARE -- RETAIL CLASS A                  $10.93
                                              ========

MAXIMUM OFFERING PRICE PER SHARE --
   RETAIL CLASS A ($10.93 / 96%)                $11.39
                                              ========

NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER SHARE --
   RETAIL CLASS B                               $10.94
                                              ========

------------------------------------------------------
(A) PRE-REFUNDED SECURITY. THE PRE-REFUNDED DATE IS
    SHOWN AS THE MATURITY DATE ON THE STATEMENT
    OF NET ASSETS.
AMBAC -- AMERICAN MUNICIPAL BOND ASSURANCE
COMPANY AMT -- ALTERNATIVE MINIMUM TAX
FGIC -- FEDERAL GUARANTY INSURANCE CORPORATION
FSA -- FINANCIAL SECURITY ASSURANCE
GO -- GENERAL OBLIGATION
MBIA -- MUNICIPAL BOND INSURANCE ASSOCIATION
RB -- REVENUE BOND
SFM -- SINGLE FAMILY MORTGAGE

------------------------------------------------------
MUNICIPAL BOND FUND
------------------------------------------------------
[PIE CHART OMITTED]
Plot points are as follows:
General Obligations 6.9%
Cash Equivalents    9.1%
Revenue Bonds      84.0%
% of Total Portfolio Investments

--------------------------------------------------------
                                    FACE       MARKET
DESCRIPTION                     AMOUNT (000) VALUE (000)
--------------------------------------------------------
MUNICIPAL BONDS -- 93.1%
   ALABAMA -- 0.2%
     Alabama State Housing Finance
       Authority RB, Series B, AMT, GNMA
       6.100%, 10/01/20             $ 120     $    126
                                              --------
   ALASKA -- 6.2%
     Alaska State Housing
       Finance RB, MBIA
       6.100%, 12/01/37               370          391
     Alaska State Housing
       Finance RB, Series A, GO
       5.700%, 12/01/29               500          518
     Alaska State Student Loan RB,
       Series A, AMBAC
       5.750%, 07/01/14               400          417
     Alaska State Veterans Housing
       RB, 1st Series, GNMA
       5.400%, 12/01/23               415          420
     Valdez, Marine Term RB,
       Mobil Pipeline Project
       5.750%, 11/01/28             1,000        1,034
     Valdez, Marine Term RB, Mobil
       Pipeline Project, Series A
       5.850%, 08/01/25             1,000        1,039

                                                                     (CONTINUED)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
                                                                              37

JANUARY 31, 1999
STATEMENT OF NET ASSETS
MUNICIPAL BOND FUND (CONTINUED)

---------------------------------------------------------
                                    FACE       MARKET
DESCRIPTION                     AMOUNT (000) VALUE (000)
---------------------------------------------------------
   ALASKA (CONTINUED)
     Valdez, Marine Term RB, Mobil
       Pipeline Project, Series B
       5.500%, 10/01/28            $1,000      $  1,020
                                               --------
                                                  4,839
                                               --------
   ARIZONA -- 1.2%
     Maricopa County, Health Facilities
       Authority RB, Catholic
       Healthcare West Project
       5.000%, 07/01/16               400           399
     Maricopa County, Elementary
       School District # 068 GO,
       Alhambra, AMBAC
       5.100%, 07/01/11               500           524
                                               --------
                                                    923
                                               --------
   ARKANSAS -- 1.4%
     Arkansas State Student Loan
       Authority RB
       7.250%, 06/01/09               500           579
     Independence County, Pollution
       Control RB, Power & Light Project
       6.250%, 01/01/21               500           536
                                               --------
                                                  1,115
                                               --------
   CALIFORNIA -- 3.4%
     California State Tri-City Hospital
       District RB, Series A, MBIA
       5.625%, 02/15/17             1,010         1,088
     Los Angeles, Wastewater System
       RB, Series A
       5.875%, 06/01/24               160           173
     Northern California Power Agency RB,
       AMBAC, Pre-refunded @ 100 (A)
       7.500%, 07/01/21               530           709
     Sacramento, Municipal Utility
       RB, Serial E, AMBAC
       5.750%, 05/15/22               130           138
     San Francisco, Airport Improvement
       RB, United Airlines, ETM
       8.000%, 07/01/13               290           369
     San Francisco, City & County RB,
       Series A, GNMA
       7.125%, 10/01/16               130           143
                                               --------
                                                  2,620
                                               --------

---------------------------------------------------------
                                    FACE       MARKET
DESCRIPTION                     AMOUNT (000) VALUE (000)
---------------------------------------------------------
   COLORADO -- 1.4%
     Colorado State Board of
       Agriculture RB, University
       of Southern Colorado
       8.250%, 05/01/03             $ 100         $ 101
        Denver,
       City & County RB, The Boston
       Loft Project, Series A, AMT,
       FHA
       5.750%, 10/01/27               500           518
     Summit County, Sports
       Facilities RB,
       Keystone Resorts Project
       7.375%, 09/01/10               420           506
                                               --------
                                                  1,125
                                               --------
   CONNECTICUT -- 1.1%
     Connecticut State, Health
       & Educational Facilities
       Authority RB, Trinity
       College, Series E, MBIA
       5.875%, 07/01/26               155           170
     Connecticut State, Health & Elder
       Facility Revenue New Britain
       General Hospital, Series
       B, Loc: AMBAC
       6.000%, 07/01/24               115           125
     Waterbury, Housing Authority RB,
       Section 8, Project A, GNMA
       5.850%, 02/01/37               500           531
                                               --------
                                                    826
                                               --------
   DISTRICT OF COLUMBIA -- 0.2%
     District of Columbia Housing Finance
       RB, Congress Park II Apartments,
       MBIA (B)
       0.000%, 11/01/25             2,255           151
                                               --------
   FLORIDA -- 1.9%
     Boynton Beach, Housing RB, Clipper
       Cove Apartments
       6.450%, 01/01/27               505           555
     Florida State Housing Finance
       Agency RB, Glen Oaks Apartment
       Project, AMT, FNMA
       5.900%, 02/01/30               500           529
     Florida State University Housing
       Facility RB, MBIA
       5.875%, 05/01/14               100           108
     Largo, Suncoast Health
       System RB, GOH
       6.200%, 03/01/13               295           298
                                               --------
                                                  1,490
                                               --------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
38

                                    The Achievement Funds
---------------------------------------------------------
                                    FACE       MARKET
DESCRIPTION                     AMOUNT (000) VALUE (000)
---------------------------------------------------------
   GEORGIA -- 2.4%
     Georgia State Housing &
       Finance Authority RB,
       Homeownership Opportunity
       Program, Series C, FHA
       6.500%, 12/01/11            $  310         $ 331
     Georgia State Housing &
       Finance Authority RB,
       Subseries B2, AMT
       5.850%, 12/01/28             1,000         1,044
     Smyra, Hospital Authority RB,
       Ridgeview Institute Project
       6.000%, 11/01/28               500           502
                                               --------
                                                  1,877
                                               --------
   HAWAII -- 1.0%
     Hawaii State Department of
       Budget & Finance RB,
       Wahawa General
       Hospital Project
       7.500%, 07/01/12               250           272
     Hawaii State Housing Finance &
       Development RB, Series A,
       FNMA, AMT
       5.750%, 07/01/30               500           520
                                               --------
                                                    792
                                               --------
   IDAHO -- 1.4%
     Idaho State Health Facilities
       Authority RB, Bannock Regional
       Medical Center Project
       6.125%, 05/01/25               465           497
     Nez Perce County, Pollution
       Control RB, Potlatch
       Corporation Project
       6.000%, 10/01/24               545           587
                                               --------
                                                  1,084
                                               --------
   ILLINOIS -- 5.7%
     Bryant, Pollution Control RB,
       Central Illinois
       Light Company
       5.900%, 08/01/23             1,000         1,049
     Chicago, Board of Education
       GO, MBIA
       6.000%, 12/01/26               150           165
     Chicago, Housing RB, Bryne
       Mawr/Belle Project,
       AMT, GNMA
       6.125%, 06/01/39               500           542
     Illinois State Housing
       Development Authority
       RB, Section 8, HUD
       7.000%, 07/01/17               145           147
     Illinois State, Sales Tax
       RB, Series P
       6.500%, 06/15/22               255           306
---------------------------------------------------------
                                    FACE       MARKET
DESCRIPTION                     AMOUNT (000) VALUE (000)
---------------------------------------------------------
   ILLINOIS (CONTINUED)
     Illinois State Toll Highway
       Priority RB, Series A, FGIC
       6.200%, 01/01/16            $1,000      $  1,109
     Rockford, Faust Landmark
       Apartments RB,
       Series A, MBIA
       6.750%, 01/01/18             1,000         1,117
                                               --------
                                                  4,435
                                               --------
   INDIANA -- 1.9%
     Ball State University
       Student Fee RB,
       Series G, FGIC,
       Pre-refunded @ 102, (A)
       6.125%, 07/01/02               500           541
     Hammond, Multi-School
       Building RB, FGIC
       6.125%, 07/15/19               720           777
     Indiana State Toll Financial
       Authority RB
       6.000%, 07/01/13                25            25
     Petersburg, Pollution Control
       RB, Indianapolis Power
       & Light
       6.625%, 12/01/24               105           119
                                               --------
                                                  1,462
                                               --------
   IOWA -- 2.3%
     Iowa City, Sewer RB, MBIA
       5.750%, 07/01/21             1,000         1,064
     Iowa State Finance Authority
       RB, Series F, GNMA
       5.700%, 01/01/27               500           518
     Iowa State Hospital Facility
       RB, Series N, FSA
       6.250%, 02/15/22               200           214
                                               --------
                                                  1,796
                                               --------
   KENTUCKY -- 0.8%
     Kentucky State Economic
       Development RB, Appalachian
       Hospital System
       5.875%, 10/01/22               500           519
     University of Louisville
       Consolidated Educational
       Building RB, Series H
       5.875%, 05/01/11               100           106
                                               --------
                                                    625
                                               --------
                                                              (CONTINUED)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

JANUARY 31, 1999
Statement of Net Assets
Municipal Bond Fund (continued)

---------------------------------------------------------
                                    FACE       MARKET
DESCRIPTION                     AMOUNT (000) VALUE (000)
---------------------------------------------------------
   LOUISIANA -- 1.3%
     Louisiana State, Stadium &
       Expo District RB,
       Series B, FGIC
       5.000%, 07/01/26            $1,000      $    985
                                               --------
   MAINE -- 1.3%
     Maine State Housing Authority
       RB, Series D2, AMT
       5.900%, 11/15/25             1,000         1,040
                                               --------
   MASSACHUSETTS -- 0.3%
     Massachusetts State Health &
       Educational Facilities
       Authority RB, Melrose-
       Wakefield Hospital,
       Series B, ETM, GOH
       5.875%, 07/01/18               200           227
                                               --------
   MICHIGAN -- 0.1%
     Michigan State Housing
       Development Authority
       RB, FHA
       5.700%, 07/01/06               115           115
                                               --------
   MISSOURI -- 2.5%
     Boone County, Waterworks
       System RB, Public Water
       Supply District No. 07
       5.500%, 05/01/29             1,000         1,000
     Missouri State Health &
       Education Facilities RB,
       SSM Health Care
       Projects, Series B,
       ETM, MBIA
       7.000%, 06/01/15               650           722
     Springfield, Public Building
       Leasehold RB, FSA
       5.900%, 11/01/14               200           222
                                               --------
                                                  1,944
                                               --------
   NEVADA -- 2.0%
     Nevada State GO, Project
       # 32, ETM
       7.000%, 08/01/10             1,000         1,069
     Nevada State Housing Division
       RB, Issue C-1, FHA
       6.500%, 10/01/16               200           212
     Nevada State Housing Division
       RB, Saratoga Palms, AMT,
       E172 FNMA
       6.250%, 10/01/16               280           302
                                               --------
                                                  1,583
                                               --------
---------------------------------------------------------
                                    FACE       MARKET
DESCRIPTION                     AMOUNT (000) VALUE (000)
---------------------------------------------------------
   NEW JERSEY -- 0.2%
     New Jersey State Health
       Care Facility
       Financing Authority RB,
       Raritan Bay Center
       7.250%, 07/01/27            $  140      $    148
                                               --------
   NEW MEXICO -- 1.5%
     Carlsbad, Housing RB,
       Colonial Hillcrest
       7.375%, 08/01/27               375           398
     Rio Rancho, Water and
       Waste RB, FSA
       6.000%, 05/15/22               315           344
     Southeastern New Mexico
       Affordable
       Housing RB, Casa
       Hermosa Apartments
       7.250%, 12/01/27               430           455
                                               --------
                                                  1,197
                                               --------
   NEW YORK -- 8.0%
     New York City Industrial
       Development Agency RB
       11.250%, 07/01/04              400           435
     New York State Dorm Authority
       RB, FHA
       6.000%, 08/01/36               875           950
     New York State Dorm Authority
       RB, Menorah Campus, FHA
       6.100%, 02/01/37             1,000         1,094
     New York State Ideal Senior
       Living Center Housing
       RB, FHA
       5.900%, 08/01/26               500           527
     New York State Local
       Government Assistance
       RB, Series A, GO
       6.000%, 04/01/24               280           308
     New York State Medical Care
       Facilities RB,
       Series E, MBIA
       6.500%, 08/15/24               100           112
     New York State Metropolitan
       Transit Authority RB,
       Series C1
       5.625%, 07/01/27             1,000         1,050
     New York State Unrefunded
       Balance GO, Series E
       6.000%, 08/01/26               170           185
     Newark-Wayne, Community
       Hospital RB
       7.600%, 09/01/15               500           548

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
40

                                    THE ACHIEVEMENT FUNDS
---------------------------------------------------------
                                    FACE       MARKET
DESCRIPTION                     AMOUNT (000) VALUE (000)
---------------------------------------------------------
   NEW YORK (CONTINUED)
     United Nations Development
       RB, Series B
       5.600%, 07/01/26            $1,000      $  1,005
                                               --------
                                                  6,214
                                               --------
   NORTH CAROLINA -- 2.2%
     North Carolina State Eastern
       Municipal Power Agency
       RB, Series A, ETM
       4.000%, 01/01/18               375           334
     North Carolina State Eastern
       Municipal Power Agency RB,
       Catawba Electric, Series B
       6.000%, 01/01/20               660           666
     North Carolina State Eastern
       Municipal Power Agency RB,
       Series A, Pre-refunded
       @ 100 (A)
       6.000%, 01/01/22               580           676
                                               --------
                                                  1,676
                                               --------
   NORTH DAKOTA -- 1.2%
     Fargo, Housing RB
       7.125%, 02/01/26               255           260
     North Dakota State Housing
       Finance Agency RB,
       Series C, AMT
       5.950%, 07/01/17               270           288
       6.100%, 07/01/28               350           367
                                               --------
                                                    915
                                               --------
   OHIO -- 6.9%
     Akron Bath Copley, Joint
       Township Hospital Facilities
       RB, Series A, Suma Hospital
       5.375%, 11/15/24               750           727
     Butler County, Hospital
       Facility RB,
       Middletown Hospital
       5.000%, 11/15/28               500           481
     Erie County, Franciscan
       Service RB,
       Providence Hospital
       6.000%, 01/01/13             1,000         1,056
     Johnstown, Waterworks
       System RB
       6.000%, 12/01/17               250           261
     Mason, Tax Increment Fing RB,
       J. W. Harris Development
       Project
       5.300%, 12/01/18               600           600

---------------------------------------------------------
                                    FACE       MARKET
DESCRIPTION                     AMOUNT (000) VALUE (000)
---------------------------------------------------------
   OHIO (CONTINUED)
     Montgomery County, Hospital
       RB, Grandview Hospital &
       Medical Center
       5.250%, 12/01/00            $  675         $ 656
     Montgomery County, Special
       Assessment RB, Montgomery
       Woods Project
       6.000%, 12/01/17                76            84
     Oak Hills, Local School
       District GO, Series A
       5.700%, 12/01/25               500           544
     Perrysburg, School District
       GO, Exempt Village
       School District
       5.350%, 12/01/25               400           414
     Wyoming, School District GO
       5.250%, 12/01/22               500           507
                                               --------
                                                  5,330
                                               --------
   OKLAHOMA -- 0.7%
     Oklahoma State Industrial
       Authority RB, Deaconess
       Health Care, Series A
       5.750%, 10/01/17               500           514
                                               --------
   PENNSYLVANIA -- 8.0%
     Allentown, Hospital Authority
       RB, Sacred Heart Hospital of
       Allentown, Series A
       6.750%, 11/15/14               500           543
     Dauphin County, General
       Authority Office RB,
       Forum Pl, Series A
       6.000%, 01/15/25               500           507
     Delaware County, Hospital
       Authority RB, Crozer-Chester
       Medical Center
       6.000%, 12/15/20               500           522
     Monroeville, Hospital RB
       6.250%, 10/01/15             1,000           887
     Pennsylvania State GO
       9.000%, 10/01/00               100           101
     Pennsylvania State Housing
       Finance Agency RB,
       Series 39B
       6.875%, 10/01/24               750           804
     Pennsylvania State Housing
       Finance Agency RB,
       Series 59A, AMT
       5.800%, 10/01/29             1,250         1,294
     Scranton-Lackawanna, Health &
       Welfare Authority RB, Moses
       Taylor Hospital Project
       6.250%, 07/01/20               500           526
                                                            (CONTINUED)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

JANUARY 31, 1999
Statement of Net Assets
Municipal Bond Fund (continued)

---------------------------------------------------------
                                    FACE       MARKET
DESCRIPTION                     AMOUNT (000) VALUE (000)
---------------------------------------------------------
   PENNSYLVANIA (CONTINUED)
     Warren County, Hospital
       Authority RB, Series A
       6.900%, 04/01/11            $  500      $    553
     Washington County, Canonsburg
       General Hospital
       Authority RB
       7.350%, 06/01/13               500           521
                                               --------
                                                  6,258
                                               --------
   PUERTO RICO -- 1.4%
     Puerto Rico Commonwealth GO
       5.750%, 07/01/17             1,000         1,079
                                               --------
   RHODE ISLAND -- 1.5%
     Rhode Island State, Convention
       Center Authority RB,
       Series A, AMBAC
       5.750%, 05/15/20               150           160
     Rhode Island State Housing &
       Mortgage Finance RB,
       Series 23, AMT
       5.950%, 04/01/29             1,000         1,043
                                               --------
                                                  1,203
                                               --------
   SOUTH CAROLINA -- 3.0%
     Piedmont, Municipal Power
       Agency RB, Series A
       5.750%, 01/01/24             1,185         1,186
     South Carolina State
       Connector 2000 Association
       RB, Toll Road Project, (B)
       0.000%, 01/01/31               500            75
     University of South Carolina
       RB, MBIA
       5.750%, 06/01/26             1,000         1,076
                                               --------
                                                  2,337
                                               --------
   SOUTH DAKOTA -- 0.7%
     South Dakota State Health &
       Education Facilities RB,
       Huron Regional
       Medical Center
       7.250%, 04/01/20               500           551
                                               --------
   TEXAS -- 3.2%
     Beaumont, Multi-Family Housing
       RB, Park Shadows Project, FHA
       6.450%, 06/15/22               500           541

---------------------------------------------------------
                                    FACE       MARKET
DESCRIPTION                     AMOUNT (000) VALUE (000)
---------------------------------------------------------
   TEXAS (CONTINUED)
     Socorro, Independent School
       District GO
       5.750%, 02/15/21            $  200         $ 223
     Denison, Hospital Authority
       RB, Texoma Medical
       Center Project
       6.125%, 08/15/17               700           718
     Frisco, Independent School
       District GO, PSFG
       5.400%, 08/15/23               270           276
     Harris County, Industrial
       Development RB, Gatx
       Terminals Project
       6.950%, 02/01/22               500           542
     Texarkana, Health Facilities
       RB, Wadley Regional
       Medical Center,
       Series B, MBIA
       6.000%, 10/01/17               160           182
                                               --------
                                                  2,482
                                               --------
   UTAH -- 3.0%
     Provo City, Housing Authority
       RB, Lookout Pointe
       Apartments, GNMA
       5.800%, 07/20/22               500           524
     Salt Lake City, Water RB, FGIC
       4.100%, 08/01/04               275           238
     Salt Lake County, Westminster
       College Project RB
       5.750%, 10/01/27               250           257
     Utah State Housing Finance
       Agency RB, FHA
       6.800%, 01/01/12               200           212
     Weber County, Municipal
       Building Authority RB, MBIA
       5.750%, 12/15/19             1,000         1,078
                                               --------
                                                  2,309
                                               --------
   VERMONT -- 1.8%
     Vermont State Housing
       Finance Agency RB,
       Series 9, AMT, MBIA
       6.000%, 05/01/37               365           383
     Vermont State Student
       Assistance Financing RB,
       Series B, AMT, FSA
       6.700%, 12/15/12               900           993
                                               --------
                                                  1,376
                                               --------
   WASHINGTON -- 3.8%
     King County, GO, MBIA
       6.125%, 01/01/33               110           119
                                                             (CONTINUED)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
42

                                    The Achievement Funds

---------------------------------------------------------
                                    FACE       MARKET
DESCRIPTION                     AMOUNT (000) VALUE (000)
---------------------------------------------------------
   WASHINGTON (CONTINUED)
     Pilchuck Dev. Pub. Corp.
       WA. RB
       6.000%, 08/01/23            $  820         $ 854
     Seattle, Low Income Housing
       Assistance Authority RB,
       Kin On Project, Series A,
       GNMA
       7.400%, 11/20/36             1,000         1,166
     Snohomish County, Public
       Utility RB, District
       # 001, FGIC
       6.000%, 01/01/18               220           235
     Stevens County, Water Power
       RB, Kettle Project
       6.000%, 12/01/23               110           116
     Washington State Health Care
       Facilities Authority RB,
       Sweedish Health System,
       AMBAC
       5.500%, 11/15/13               200           217
     Washington State, Housing
       Finance RB, Seattle University
       Auxiliary Services Project,
       BANKAM
       5.300%, 07/01/31               250           251
                                               --------
                                                  2,958
                                               --------
   WEST VIRGINIA -- 0.2%
     West Virginia State, Hospital
       Financing Authority RB,
       Fairmont General Hospital,
       GOH
       6.750%, 03/01/14               140           153
                                               --------
   WISCONSIN -- 3.1%
     Wisconsin State GO,
       Series D, AMT
       5.800%, 05/01/20               145           156
     Wisconsin State Health &
       Education Facilities RB,
       Franciscan Skemp
       Medical Center
       6.125%, 11/15/15             1,000         1,090
     Wisconsin State Health &
       Education Facilities RB,
       Hess Memorial
       Hospital Association
       7.875%, 11/01/22               500           573
     Wisconsin State Housing &
       Economic Development RB,
       Series A, GO
       6.000%, 09/01/15               550           580
                                               --------
                                                  2,399
                                               --------

---------------------------------------------------------
                                    FACE       MARKET
DESCRIPTION                     AMOUNT (000) VALUE (000)
---------------------------------------------------------
   WYOMING -- 2.7%
     Jackson, National Rural
       Utilities RB, Gas Supply,
       Series B, AMT
       5.875%, 05/01/26            $  500      $    529
     Wyoming State Community
       Development Authority RB,
       Series 4, AMT
       5.850%, 06/01/28               485           510
     Wyoming State Community
       Development Authority
       RB, Series A, FHA
       6.000%, 06/01/23             1,000         1,044
                                               --------
                                                  2,083
                                               --------
TOTAL MUNICIPAL BONDS
   (Cost $70,584)                                72,362
                                               --------

MUTUAL FUNDS -- 3.0%
     Greenwich Street Municipal
        Fund                       50,000           538
     Managed Municipals Portfolio
        Fund                       55,000           615
     Morgan Stanley Dean Witter
       Municipal Income II         25,000           236
     Morgan Stanley Dean Witter
       Municipal Premium Income    50,000           459
     Nuveen Municipal Value Fund   50,000           491
                                               --------
TOTAL MUTUAL FUNDS
   (Cost $2,305)                                  2,339
                                               --------
CASH EQUIVALENTS -- 6.3%
     SEI Institutional
         Tax-Free Portfolio         3,028         3,028
     SEI Tax-Free Portfolio         1,831         1,831
                                               --------
TOTAL CASH EQUIVALENTS
   (Cost $4,859)                                  4,859
                                               --------
TOTAL INVESTMENTS -- 102.4%
   (Cost $77,748)                                79,560
                                               --------
OTHER ASSETS AND LIABILITIES, NET-- (2.4%)       (1,860)
                                               --------
                                                             (CONTINUED)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

JANUARY 31, 1999
Statement of Net Assets
Municipal Bond Fund (concluded)
---------------------------------------------------------
                                               MARKET
DESCRIPTION                                  VALUE (000)
---------------------------------------------------------
NET ASSETS:
Portfolio Shares of Institutional Class
   (unlimited authorization-- no par value)
   based on 6,625,899 outstanding
   shares of beneficial interest               $ 66,565
Portfolio Shares of Retail Class A
   (unlimited authorization -- no par value)
    based on 701,952 outstanding shares
    of beneficial interest 6,936
Portfolio Shares of Retail Class B
  (unlimited authorization -- no par value)
   based on 217,061 outstanding shares
   of beneficial interest 2,248
Undistributed net investment income                   13
Accumulated net realized gain on investments         126
Net unrealized appreciation on investments         1,812
                                                 --------
TOTAL NET ASSETS-- 100.0%                        $77,700
                                                 =======
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE-- INSTITUTIONAL CLASS          $10.30
                                                 =======
NET ASSET VALUE AND REDEMPTION PRICE
   PER SHARE -- RETAIL CLASS A                    $10.29
                                                 =======
MAXIMUM OFFERING PRICE PER SHARE --
   RETAIL CLASS A ($10.29 / 96%)                  $10.72
                                                 =======
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE RETAIL CLASS B                 $10.30
                                                 =======
---------------------------------------------------------
(A) PRE-REFUNDED SECURITY. THE PRE-REFUNDED DATE IS SHOWN
    AS THE MATURITY DATE ON THE STATEMENT OF NET ASSETS.
(B) ZERO COUPON SECURITY
AMBAC -- AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION
AMT -- ALTERNATIVE MINIMUM TAX
BANKAM -- BANK OF AMERICA
ETM -- ESCROWED TO MATURITY
FGIC -- FINANCIAL GUARANTY INSURANCE CORPORATION
FHA -- FEDERAL HOUSING AUTHORITY
FSA -- FINANCIAL SECURITY ASSURANCE
GNMA -- GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
GO -- GENERAL OBLIGATION
GOH -- GENERAL OBLIGATION OF HOSPITAL
HUD -- DEPARTMENT OF HOUSING AND URBAN DEVELOPMENT
MBIA -- MUNICIPAL BOND INSURANCE ASSOCIATION
PSFG -- PERMANENT SCHOOL FUND GUARANTEED
RB -- REVENUE BOND

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
44

FOR THE YEAR ENDED JANUARY 31, 1999                                                          The Achievement Funds

Statements of Operations (000)
                                                                                       SHORT
                                                                             SHORT      TERM     IDAHO
                                                              INTERMEDIATE    TERM    MUNICIPAL MUNICIPAL MUNICIPAL
                                           EQUITY    BALANCED   TERM BOND     BOND      BOND      BOND       BOND
                                            FUND       FUND       FUND        FUND      FUND      FUND       FUND
                                           =======   ========   =======     ======     ====     ======      ======
INCOME:
   Dividend Income                         $ 2,617    $ 1,539   $    --     $   --     $ --     $  --       $  --
   Interest Income                             306      4,151    10,749      2,867      589      1,891       3,995
                                           -------    -------   -------     ------     ----     ------      ------
      Total Income                           2,923      5,690    10,749      2,867      589      1,891       3,995
                                           -------    -------   -------     ------     ----     ------      ------
EXPENSES:
   Administrative Fees                         471        375       333         94      100        100         144
   Less: Waiver of Administrative Fees          --         --        --         --      (73)       (26)         --
   Investment Advisory Fees                  1,743      1,386       997        275       81        222         433
   Less: Waiver of Investment
      Advisory Fees                           (372)      (283)     (272)      (117)     (74)       (95)       (141)
   Custodian/Transfer Agent Fees                55         51        52         47       54         46          47
   Professional Fees                            50         41        37         11        2          8          15
   Pricing Fees                                  9          8         7          2        1          2           3
   Registration & Filing Fees                   60         49        45         13        4         10          19
   Printing Fees                                38         31        28          8        2          6          12
   Trustee Fees                                 14         12        11          3        1          2           4
   Distribution Fees - Retail A                 27         10         6         --        1         26          22
   Distribution Fees - Retail B (1)             11          6        --         --       --          6          10
   Interest and Other Expenses                   2          1         1         --       --         --           1
   Amortization of Deferred
      Organizational Costs                      11         12         7          8        3          3           3
                                           -------    -------   -------     ------     ----     ------      ------
   Total Expenses                            2,119      1,699     1,252        344      102        310         572
                                           -------    -------   -------     ------     ----     ------      ------
  Net Income                                   804      3,991     9,497      2,523      487      1,581       3,423
                                           -------    -------   -------     ------     ----     ------      ------
   Net Realized Gain (Loss) on
      Investments                            7,176      4,336       631        (37)      51        175       1,093
   Net Change in Unrealized
      Appreciation (Depreciation)
      of Investments                        47,621     22,563     1,632       (113)     (92)       304        (428)
                                           -------    -------   -------     ------     ----     ------      ------
   Net Realized and Unrealized Gain
      (Loss) on Investments                 54,797     26,899     2,263       (150)     (41)       479         665
                                           -------    -------   -------     ------     ----     ------      ------
   Increase in Net Assets Resulting
      from Operations                      $55,601    $30,890   $11,760     $2,373     $446     $2,060      $4,088
                                           =======    =======   =======     ======     ====     ======      ======

(1) COMMENCED OPERATIONS ON MAY 8, 1998.
    AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0. THE

ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
                                                                                                                 45


Statements of Changes in Net Assets (000)                                                                      THE ACHIEVEMENT FUNDS
------------------------------------------------------------------------------------------------------------------------------------
                                                         EQUITY                    BALANCED                 INTERMEDIATE
                                                          FUND                       FUND                  TERM BOND FUND
                                                  ==================         ==================         ===================
                                                   2/1/98    2/1/97           2/1/98    2/1/97           2/1/98    2/1/97
                                                     TO        TO               TO        TO               TO        TO
                                                   1/31/99   1/31/98          1/31/99   1/31/98          1/31/99   1/31/98
                                                  --------  --------         --------  --------         --------   --------
INVESTMENT ACTIVITIES:
   Net Investment Income                          $    804   $ 1,200         $  3,991   $ 4,203         $  9,497   $  8,872
   Net Realized Gain (Loss) on Investments           7,176    18,358            4,336    10,936              631       (389)
   Net Change in Unrealized
      Appreciation (Depreciation) of Investments    47,621    19,189           22,563    11,733            1,632      4,245
                                                  --------  --------         --------  --------         --------   --------
Increase in Net Assets
   Resulting From Operations                        55,601    38,747           30,890    26,872           11,760     12,728
                                                  --------  --------         --------  --------         --------   --------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net Investment Income:
      Institutional Class                             (898)   (1,184)          (3,959)   (3,878)          (9,367)    (8,727)
      Retail Class A                                   (20)      (26)             (81)      (67)            (129)      (146)
      Retail Class B (1)                                (1)       --               (7)       --               --         --
   Capital Gains:
      Institutional Class                          (10,727)  (20,133)         (11,946)   (8,323)              --         --
      Retail Class A                                  (476)     (852)            (260)     (176)              --         --
      Retail Class B (1)                               (80)       --              (73)       --               --         --
                                                  --------  --------         --------  --------         --------   --------
Total Distributions                                (12,202)  (22,195)         (16,326)  (12,444)          (9,496)    (8,873)
                                                  --------  --------         --------  --------         --------   --------
CAPITAL SHARE TRANSACTIONS:
   Institutional Class:
      Proceeds from Shares Issued                   67,365    32,263           26,031    14,194           41,264     44,870
      Reinvestment of Cash Distributions             3,277     6,033           15,867    12,192            1,585      1,565
      Cost of Shares Redeemed                      (37,215)  (36,401)         (16,968)  (21,130)         (38,279)   (23,136)
                                                  --------  --------         --------  --------         --------   --------
Total Institutional Class Transactions              33,427     1,895           24,930     5,256            4,570     23,299
                                                  --------  --------         --------  --------         --------   --------
   Retail Class A:
      Proceeds from Shares Issued                    3,075     6,827              910       968              903        757
      Reinvestment of Cash Distributions               491       843              335       239              126        139
      Cost of Shares Redeemed                       (2,990)   (2,194)          (1,022)     (461)          (2,093)      (907)
                                                  --------  --------         --------  --------         --------   --------
Total Retail Class A Transactions                      576     5,476              223       746           (1,064)       (11)
                                                  --------  --------         --------  --------         --------   --------
   Retail Class B (1):
      Proceeds from Shares Issued                    1,985        --            1,364        --               --         --
      Reinvestment of Cash Distributions                79        --               80        --               --         --
      Cost of Shares Redeemed                          (76)       --              (22)       --               --         --
                                                  --------  --------         --------  --------         --------   --------
Total Retail Class B Transactions                    1,988        --            1,422        --               --         --
                                                  --------  --------         --------  --------         --------   --------
Net Increase (Decrease) in Net
   Assets from Share Transactions                   35,991     7,371           26,575     6,002            3,506     23,288
                                                  --------  --------         --------  --------         --------   --------
Total Increase (Decrease) in Net Assets             79,390    23,923           41,139    20,430            5,770     27,143
NET ASSETS:
   Beginning of Period                             205,256   181,333          179,620   159,190          164,518    137,375
                                                  --------  --------         --------  --------         --------   --------
   End of Period                                  $284,646  $205,256         $220,759  $179,620         $170,288   $164,518
                                                  ========  ========         ========  ========         ========   ========
SHARES ISSUED AND REDEEMED:
   Institutional Class
      Shares Issued                                  4,301     2,097            1,965     1,102            3,873      4,313
      Shares Issued in Lieu of Cash Distributions      228       388            1,238       950              149        151
      Shares Redeemed                               (2,275)   (2,373)          (1,257)   (1,650)          (3,589)    (2,228)
                                                  --------  --------         --------  --------         --------   --------
Total Institutional Class Share Transactions         2,254       112            1,946       402              433      2,236
                                                  --------  --------         --------  --------         --------   --------
   Retail Class A
      Shares Issued                                    191       434               67        74               85         72
      Shares Issued in Lieu of Cash Distributions       34        54               26        19               12         13
      Shares Redeemed                                 (191)     (144)             (79)      (36)            (196)       (87)
                                                  --------  --------         --------  --------         --------   --------
Total Retail Class A Share Transactions                 34       344               14        57              (99)        (2)
                                                  --------  --------         --------  --------         --------   --------
   Retail Class B (1)
      Shares Issued                                    121        --              102        --               --         --
      Shares Issued in Lieu of Cash Distributions        6        --                6        --               --         --
      Shares Redeemed                                   (5)       --               (2)       --               --         --
                                                  --------  --------         --------  --------         --------   --------
Total Retail Class B Share Transactions                122        --              106        --               --         --
                                                  --------  --------         --------  --------         --------   --------
Net Increase (Decrease) in Share Transactions        2,410       456            2,066       459              334      2,234
                                                  ========  ========         ========  ========         ========   ========



                                                    SHORT TERM            SHORT TERM              IDAHO             MUNICIPAL
                                                     BOND FUND        MUNICIPAL BOND FUND     MUNICIPAL BOND         BOND FUND
                                                ===================   ===================  ==================   ===================
                                                 2/1/98    2/1/97     2/1/98    2/1/97     2/1/98     2/1/97     2/1/98    2/1/97
                                                   TO        TO          TO        TO         TO         TO        TO        TO
                                                 1/31/99   1/31/98    1/31/99   1/31/98    1/31/99    1/31/98    1/31/99   1/31/98
                                                --------  --------    -------  --------   --------   --------   --------  --------
INVESTMENT ACTIVITIES:
   Net Investment Income                        $  2,523  $  3,244    $   487  $    739  $   1,581   $  1,517   $  3,423  $  3,175
   Net Realized Gain (Loss) on Investments           (37)     (253)        51        65        175         70      1,093     1,138
   Net Change in Unrealized
      Appreciation (Depreciation) of Investments    (113)      426        (92)        6        304      1,413       (428)    2,226
                                                --------  --------    -------  --------   --------   --------   --------  --------
Increase in Net Assets
   Resulting From Operations                       2,373     3,417        446       810      2,060      3,000      4,088     6,539
                                                --------  --------    -------  --------   --------   --------   --------  --------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net Investment Income:
      Institutional Class                         (2,515)   (3,230)      (479)     (740)    (1,139)    (1,132)    (2,984)   (2,761)
      Retail Class A                                  (8)      (14)       (14)       (8)      (420)      (385)      (389)     (414)
      Retail Class B (1)                              --        --         --        --        (21)        --        (37)       --
   Capital Gains:
      Institutional Class                             --        --        (35)     (125)      (115)       (90)    (1,076)     (763)
      Retail Class A                                  --        --         (2)       (2)       (52)       (34)      (126)     (116)
      Retail Class B (1)                              --        --         --        --         (5)        --        (34)       --
                                                --------  --------    -------  --------   --------   --------   --------  --------
Total Distributions                               (2,523)   (3,244)      (530)     (875)    (1,752)    (1,641)    (4,646)   (4,054)
                                                --------  --------    -------  --------   --------   --------   --------  --------
CAPITAL SHARE TRANSACTIONS:
   Institutional Class:
      Proceeds from Shares Issued                 10,145    12,725        593     2,668      9,011      5,810     16,704    16,991
      Reinvestment of Cash Distributions           1,135     1,122          1         6         22         24         31        11
      Cost of Shares Redeemed                    (24,033)  (28,495)   (11,322)   (8,830)    (8,364)    (8,204)   (11,037)   (9,182)
                                                --------  --------    -------  --------   --------   --------   --------  --------
Total Institutional Class Transactions           (12,753)  (14,648)   (10,728)   (6,156)       669     (2,370)     5,698     7,820
                                                --------  --------    -------  --------   --------   --------   --------  --------
   Retail Class A:
      Proceeds from Shares Issued                     42       122        400        65      3,022      4,939        851     7,604
      Reinvestment of Cash Distributions               7         9         14        10        465        385        514       530
      Cost of Shares Redeemed                       (104)     (370)      (154)      (79)    (1,167)    (1,901)    (4,024)   (3,430)
                                                --------  --------    -------  --------   --------   --------   --------  --------
Total Retail Class A Transactions                    (55)     (239)       260        (4)     2,320      3,423     (2,659)    4,704
                                                --------  --------    -------  --------   --------   --------   --------  --------
   Retail Class B (1):
      Proceeds from Shares Issued                     --        --         --        --      1,419         --      2,195        --
      Reinvestment of Cash Distributions              --        --         --        --         15         --         68        --
      Cost of Shares Redeemed                         --        --         --        --       (103)        --        (15)       --
                                                --------  --------    -------  --------   --------   --------   --------  --------
Total Retail Class B Transactions                     --        --         --        --      1,331         --      2,248        --
                                                --------  --------    -------  --------   --------   --------   --------  --------
Net Increase (Decrease) in Net
   Assets from Share Transactions                (12,808)  (14,887)   (10,468)   (6,160)     4,320      1,053      5,287    12,524
                                                --------  --------    -------  --------   --------   --------   --------  --------
Total Increase (Decrease) in Net Assets          (12,958)  (14,714)   (10,552)   (6,225)     4,628      2,412      4,729    15,009
NET ASSETS:
   Beginning of Period                            51,057    65,771     15,849    22,074     35,374     32,962     72,971    57,962
                                                --------  --------    -------  --------   --------   --------   --------  --------
   End of Period                                $ 38,099  $ 51,057    $ 5,297  $ 15,849   $ 40,002   $ 35,374   $ 77,700  $ 72,971
                                                ========  ========    =======  ========   ========   ========   ========  ========
SHARES ISSUED AND REDEEMED:
   Institutional Class
      Shares Issued                                1,012     1,273         59       266        835        551      1,620      1,673
      Shares Issued in Lieu of Cash Distributions    113       112         --         1          2          2          3          1
      Shares Redeemed                             (2,397)   (2,852)    (1,131)     (879)      (777)      (782)    (1,066)      (901)
                                                --------  --------    -------  --------   --------   --------   --------   --------
Total Institutional Class Share Transactions      (1,272)   (1,467)    (1,072)     (612)        60       (229)       557        773
                                                --------  --------    -------  --------   --------   --------   --------   --------
   Retail Class A
      Shares Issued                                    4        12         40         6        279        474         82        757
      Shares Issued in Lieu of Cash Distributions      1         1          1         1         43         37         50         52
      Shares Redeemed                                (10)      (37)       (15)       (8)      (108)      (179)      (388)      (340)
                                                --------  --------    -------  --------   --------   --------   --------   --------
Total Retail Class A Share Transactions               (5)      (24)        26        (1)       214        332       (256)       469
                                                --------  --------    -------  --------   --------   --------   --------   --------
   Retail Class B (1)
      Shares Issued                                   --        --         --        --        131         --        212         --
      Shares Issued in Lieu of Cash Distributions     --        --         --        --          1         --          7         --
      Shares Redeemed                                 --        --         --        --         (9)        --         (2)        --
                                                --------  --------    -------  --------   --------   --------   --------   --------
Total Retail Class B Share Transactions               --        --         --        --        123         --        217         --
                                                --------  --------    -------  --------   --------   --------   --------   --------
Net Increase (Decrease) in Share Transactions     (1,277)   (1,491)    (1,046)     (613)       397        103        518      1,242
                                                ========  ========    =======  ========   ========   ========   ========   ========

(1) COMMENCED OPERATIONS ON MAY 8, 1998.
    AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

46 & 47


Financial Highlights
------------------------------------------------------------------------------------------------------------------------------------
For a Share Outstanding Throughout the Period or Year


                          NET
                         ASSET             DISTRIBUTIONS DISTRIBUTIONS  REALIZED AND     NET                   NET       RATIO
                        VALUE,      NET      FROM NET       FROM        UNREALIZED  ASSET VALUE,           ASSETS,END OF EXPENSES
                       BEGINNING INVESTMENT INVESTMENT   CAPITAL GAINS    (LOSSES)       END      TOTAL     OF PERIOD  TO AVERAGE
                       OF PERIOD   INCOME     INCOME         GAINS     ON INVESTMENTS OF PERIOD   RETURN+     (000)    NET ASSETS
                       --------- ---------- ------------ ------------- -------------- ----------  -------   ---------- -----------
EQUITY FUND
===========
INSTITUTIONAL CLASS:
For the years ended
   January 31, 1999      $15.34     0.06      (0.07)        (0.72)          3.42        $18.03     24.06%    $270,397     0.90%
   January 31, 1998      $14.03     0.10      (0.10)        (1.68)          2.99        $15.34     22.14%    $195,500     0.90%
   January 31, 1997      $12.64     0.11      (0.11)        (0.94)          2.33        $14.03     20.00%    $177,234     0.90%
   January 31, 1996      $10.24     0.17      (0.17)        (0.72)          3.12        $12.64     32.55%    $150,957     0.90%
For the period ended
   January 31, 1995(1)** $10.00     0.01         --            --           0.23        $10.24      2.40%*   $ 97,052     0.90%
RETAIL CLASS A:
For the year ended
   January 31, 1999      $15.34     0.02      (0.03)        (0.72)          3.40        $18.01     23.64%    $ 12,064     1.15%
   January 31, 1998      $14.04     0.06      (0.06)        (1.68)          2.98        $15.34     21.78%    $  9,756     1.15%
   January 31, 1997      $12.65     0.08      (0.08)        (0.94)          2.33        $14.04     19.72%    $  4,099     1.15%
For the period ended
   January 31, 1996(2)** $10.52     0.14      (0.15)        (0.72)          2.86        $12.65     32.34%*   $  1,769     1.15%
RETAIL CLASS B:
For the period ended
   January 31, 1999(3)** $17.26    (0.07)     (0.01)        (0.72)          1.47        $17.93     10.97%*   $  2,185     1.90%
BALANCED FUND
=============
INSTITUTIONAL CLASS:
For the years ended
   January 31, 1999      $13.10     0.29      (0.29)        (0.86)          1.75        $13.99     16.75%    $214,939     0.90%
   January 31, 1998      $12.01     0.32      (0.30)        (0.64)          1.71        $13.10     17.28%    $175,751     0.90%
   January 31, 1997      $11.79     0.34      (0.35)        (0.78)          1.01        $12.01     12.03%    $156,315     0.90%
   January 31, 1996      $10.20     0.39      (0.39)        (0.42)          2.01        $11.79     24.15%    $147,357     0.90%
For the period ended
   January 31, 1995(1)** $10.00     0.04        --             --           0.16        $10.20      2.00%*   $112,896     0.90%
RETAIL CLASS A:
For the years ended
   January 31, 1999      $13.08     0.25      (0.26)        (0.86)          1.76        $13.97     16.50%    $  4,339     1.15%
   January 31, 1998      $12.00     0.28      (0.27)        (0.64)          1.71        $13.08     16.92%    $  3,869     1.15%
   January 31, 1997      $11.78     0.31      (0.32)        (0.78)          1.01        $12.00     11.81%    $  2,875     1.15%
For the period ended
   January 31, 1996(2)** $10.34     0.32      (0.31)        (0.42)          1.85        $11.78     23.88%*   $  1,664     1.15%
RETAIL CLASS B:
For the period ended
   January 31, 1999(3)** $14.09     0.11      (0.12)        (0.87)          0.74        $13.95      7.99%*   $  1,481     1.90%


                             RATIO                   RATIO OF
                           OF EXPENSES              NET INCOME
                           TO AVERAGE    RATIO OF   TO AVERAGE
                           NET ASSETS   NET INCOME  NET ASSETS  PORTFOLIO
                           (EXCLUDING   TO AVERAGE  (EXCLUDING  TURNOVER
                            WAIVERS)    NET ASSETS   WAIVERS)     RATE
                           -----------  ----------  ----------  ---------
EQUITY FUND
===========
INSTITUTIONAL CLASS:
For the years ended
   January 31, 1999           1.06%        0.36%       0.20%      74.99%
   January 31, 1998           1.00%        0.63%       0.53%      36.68%
   January 31, 1997           1.07%        0.81%       0.64%      97.14%
   January 31, 1996           1.14%        1.43%       1.19%     103.85%
For the period ended
   January 31, 1995(1)**      1.26%        1.22%       0.86%       6.03%
RETAIL CLASS A:
For the year ended
   January 31, 1999           1.31%        0.12%      (0.04)%     74.99%
   January 31, 1998           1.28%        0.33%       0.20%      36.68%
   January 31, 1997           1.31%        0.52%       0.36%      97.14%
For the period ended
   January 31, 1996(2)**      1.37%        0.99%       0.77%     103.85%
RETAIL CLASS B:
For the period ended
   January 31, 1999(3)**      2.10%       (0.85)%      (1.05)%    74.99%

BALANCED FUND
============
INSTITUTIONAL CLASS:
For the years ended
   January 31, 1999           1.05%        2.14%       1.99%      54.88%
   January 31, 1998           1.02%        2.49%       2.37%      30.91%
   January 31, 1997           1.07%        2.90%       2.73%      68.11%
   January 31, 1996           1.14%        3.48%       3.24%      59.74%
For the period ended
   January 31, 1995(1)**      1.26%        3.61%       3.25%       1.70%
RETAIL CLASS A:
For the years ended
   January 31, 1999           1.30%        1.90%       1.75%      54.88%
   January 31, 1998           1.27%        2.23%       2.11%      30.91%
   January 31, 1997           1.32%        2.64%       2.47%      68.11%
For the period ended
   January 31, 1996(2)**      1.38%        3.06%       2.83%      59.74%
RETAIL CLASS B:
For the period ended
   January 31, 1999(3)**      2.07%        1.00%       0.83%      54.88%

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                                                                                              THE ACHIEVEMENT FUNDS



                            NET                                                            NET                   NET
                           ASSET             DISTRIBUTIONS DISTRIBUTIONS  REALIZED AND    ASSET                 ASSETS,    RATIO
                          VALUE,      NET      FROM NET       FROM        UNREALIZED      VALUE,                END OF    EXPENSES
                         BEGINNING INVESTMENT INVESTMENT   CAPITAL GAINS    (LOSSES)       END      TOTAL      OF PERIOD  TO AVERAGE
                         OF PERIOD   INCOME     INCOME         GAINS     ON INVESTMENTS OF PERIOD   RETURN+     (000)    NET ASSETS
                         --------- ---------- ------------ ------------- -------------- ----------  -------   ---------- -----------
INTERMEDIATE TERM
BOND FUND
------------
------------
INSTITUTIONAL CLASS:
For the years ended
   January 31, 1999      $10.63       0.61       (0.61)          --            0.14       $10.77     7.25%      $168,545     0.75%
   January 31, 1998      $10.37       0.62       (0.62)          --            0.26       $10.63     8.82%      $161,742     0.75%
   January 31, 1997      $10.79       0.62       (0.62)          --           (0.42)      $10.37     2.06%      $134,645     0.75%
   January 31, 1996      $10.09       0.71       (0.70)          --            0.69       $10.79    13.62%      $115,307     0.75%
For the period ended
   January 31, 1995(1)** $10.00       0.05       (0.06)          --            0.10       $10.09     1.54%*     $ 65,633     0.75%
RETAIL CLASS A:
For the years ended
   January 31, 1999      $10.66       0.58       (0.59)          --            0.14       $10.79     6.91%      $  1,743     1.00%
   January 31, 1998      $10.40       0.60       (0.60)          --            0.26       $10.66     8.60%      $  2,776     1.00%
   January 31, 1997      $10.82       0.60       (0.60)          --           (0.42)      $10.40     1.80%      $  2,730     1.00%
For the period ended
   January 31, 1996(2)** $10.16       0.56       (0.55)          --            0.65       $10.82    13.49%*     $    963     1.00%

SHORT TERM
BOND FUND
------------
------------
INSTITUTIONAL CLASS:
For the years ended
   January 31, 1999      $10.05       0.55       (0.55)          --           (0.03)      $10.02     5.33%      $ 37,951     0.75%
   January 31, 1998      $10.01       0.57       (0.57)          --            0.04       $10.05     6.25%      $ 50,853     0.75%
   January 31, 1997      $10.18       0.60       (0.60)          --           (0.17)      $10.01     4.40%      $ 65,328     0.75%
   January 31, 1996      $10.02       0.67       (0.65)          --            0.14       $10.18     7.80%      $ 75,632     0.75%
For the period ended
   January 31, 1995(1)** $10.00       0.04       (0.06)          --            0.04       $10.02     0.79%*     $ 70,380     0.75%
RETAIL CLASS A:
For the years ended
   January 31, 1999      $10.04       0.52       (0.52)          --           (0.04)      $10.00     4.94%      $    148     1.00%
   January 31, 1998      $10.00       0.55       (0.55)          --            0.04       $10.04     6.04%      $    204     1.00%
   January 31, 1997      $10.18       0.57       (0.58)          --           (0.17)      $10.00     4.04%      $    443     1.00%
For the period ended
   January 31, 1996(2)** $10.03       0.53       (0.52)          --            0.14       $10.18     7.55%*     $     39     1.00%




                                OF EXPENSES               NET INCOME
                                 TO AVERAGE    RATIO OF   TO AVERAGE
                                 NET ASSETS   NET INCOME  NET ASSETS  PORTFOLIO
                                 (EXCLUDING   TO AVERAGE  (EXCLUDING  TURNOVER
                                  WAIVERS)    NET ASSETS   WAIVERS)     RATE
                                 -----------  ----------  ----------  ---------
INTERMEDIATE TERM
BOND FUND
------------
------------
INSTITUTIONAL CLASS:
For the years ended
   January 31, 1999                  0.91%       5.72%       5.55%     28.03%
   January 31, 1998                  0.87%       5.99%       5.87%     20.91%
   January 31, 1997                  0.95%       6.02%       5.82%     21.23%
   January 31, 1996                  1.02%       6.14%       5.87%     85.16%
For the period ended
   January 31, 1995(1)**             1.13%       5.60%       5.22%     10.57%
RETAIL CLASS A:
For the years ended
   January 31, 1999                  1.15%       5.48%       5.34%     28.03%
   January 31, 1998                  1.11%       5.75%       5.64%     20.91%
   January 31, 1997                  1.18%       5.76%       5.58%     21.23%
For the period ended
   January 31, 1996(2)**             1.26%       5.74%       5.48%     85.16%

SHORT TERM
BOND FUND
------------
------------
INSTITUTIONAL CLASS:
For the years ended
   January 31, 1999                  1.01%       5.50%       5.24%     26.51%
   January 31, 1998                  0.95%       5.68%       5.48%     48.90%
   January 31, 1997                  0.96%       6.00%       5.79%     40.80%
   January 31, 1996                  0.99%       6.11%       5.87%     83.64%
For the period ended
   January 31, 1995(1)**             1.13%       4.21%       3.83%     11.95%
RETAIL CLASS A:
For the years ended
   January 31, 1999                  1.25%       5.25%       5.00%      26.51%
   January 31, 1998                  1.18%       5.43%       5.25%      48.90%
   January 31, 1997                  1.20%       5.74%       5.54%      40.80%
For the period ended
   January 31, 1996(2)**             1.23%       5.75%       5.52%      83.64%

 * RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED. ** RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
 +  RETURNS DO NOT REFLECT ANY SALES LOAD THAT MAY BE APPLICABLE.
(1) COMMENCED OPERATIONS ON DECEMBER 28, 1994.
(2) COMMENCED OPERATIONS ON MARCH 6, 1995.
(3) COMMENCED OPERATIONS ON MAY 8, 1998.

   AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

Financial Highlights

---------------------------------------------------------------------------------------------------------------------------------
For a Share Outstanding Throughout the Period or Year

                          NET
                         ASSET             DISTRIBUTIONS DISTRIBUTIONS  REALIZED AND     NET                   NET       RATIO
                        VALUE,      NET      FROM NET       FROM        UNREALIZED  ASSET VALUE,           ASSETS,END OF EXPENSES
                       BEGINNING INVESTMENT INVESTMENT   CAPITAL GAINS    (LOSSES)       END      TOTAL     OF PERIOD  TO AVERAGE
                       OF PERIOD   INCOME     INCOME         GAINS     ON INVESTMENTS OF PERIOD   RETURN+     (000)    NET ASSETS
                       --------- ---------- ------------ ------------- -------------- ----------  -------   ---------- -----------
SHORT TERM
MUNICIPAL
BOND FUND
----------
----------
INSTITUTIONAL CLASS:
For the years ended
January 31, 1999        $10.05     0.36       (0.37)      (0.03)           (0.03)      $ 9.98       3.26%     $ 4,816      0.75%
   January 31, 1998     $10.08     0.37       (0.38)      (0.07)            0.05       $10.05       4.38%     $15,626      0.75%
   January 31, 1997     $10.23     0.39       (0.39)      (0.07)           (0.08)      $10.08       3.03%     $21,846      0.75%
   January 31, 1996     $10.01     0.43       (0.42)      (0.05)            0.26       $10.23       6.71%     $31,304      0.75%
For the period ended
   January 31, 1995(1)**$10.00     0.03       (0.03)         --             0.01       $10.01       0.43%*    $33,682      0.75%
RETAIL CLASS A:
For the years ended
   January 31, 1999     $10.08     0.34       (0.34)      (0.03)           (0.03)      $10.02       3.18%     $   481      1.00%
   January 31, 1998     $10.10     0.35       (0.35)      (0.07)            0.05       $10.08       4.08%     $   223      1.00%
   January 31, 1997     $10.25     0.36       (0.36)      (0.07)           (0.08)      $10.10       2.76%     $   228      1.00%
For the period ended
   January 31, 1996(2)**$10.01     0.33       (0.33)      (0.05)            0.29       $10.25       6.99%*    $   212      1.00%
IDAHO MUNICIPAL
BOND FUND
--------------
--------------
INSTITUTIONAL CLASS:
For the years ended
   January 31, 1999     $10.82     0.47       (0.47)      (0.05)            0.14      $10.91        5.76%     $26,961      0.75%
   January 31, 1998     $10.41     0.47       (0.47)      (0.04)            0.45      $10.82        9.06%     $26,093      0.75%
   January 31, 1997     $10.80     0.46       (0.46)      (0.06)           (0.33)     $10.41        1.31%     $27,487      0.75%
   January 31, 1996     $10.13     0.52       (0.51)      (0.12)            0.78      $10.80       12.68%     $25,873      0.75%
For the period ended
   January 31, 1995(1)**$10.00     0.04       (0.04)        --              0.13      $10.13        1.74%*    $25,894      0.75%
RETAIL CLASS A:
For the years ended
   January 31, 1999     $10.85     0.45       (0.45)      (0.05)            0.13      $10.93        5.43%     $11,695      1.00%
   January 31, 1998     $10.44     0.45       (0.45)      (0.04)            0.45      $10.85        8.84%     $ 9,281      1.00%
   January 31, 1997     $10.83     0.44       (0.44)      (0.06)           (0.33)     $10.44        1.05%     $ 5,475      1.00%
For the period ended
   January 31, 1996(2)**$10.21     0.41       (0.40)      (0.12)             .73      $10.83       12.60%*    $ 3,109      1.00%
RETAIL CLASS B:
For the period ended
   January 31, 1999(3)**$10.69     0.27       (0.27)      (0.05)            0.30      $10.94        5.37%*    $ 1,346      1.75%


                                   RATIO                   RATIO OF
                                OF EXPENSES               NET INCOME
                                 TO AVERAGE    RATIO OF   TO AVERAGE
                                 NET ASSETS   NET INCOME  NET ASSETS  PORTFOLIO
                                 (EXCLUDING   TO AVERAGE  (EXCLUDING  TURNOVER
                                  WAIVERS)    NET ASSETS   WAIVERS)     RATE
                                 -----------  ----------  ----------  ---------
SHORT TERM
MUNICIPAL
BOND FUND
----------
----------
INSTITUTIONAL CLASS:
For the years ended
   January 31, 1999                 1.29%        3.61%        3.07%     15.38%
   January 31, 1998                 1.34%        3.74%        3.15%     64.76%
   January 31, 1997                 1.26%        3.79%        3.28%     41.11%
   January 31, 1996                 1.30%        3.88%        3.33%    114.09%
For the period ended
   January 31, 1995(1)**            1.26%        3.67%        3.16%     11.80%
RETAIL CLASS A:
For the years ended
   January 31, 1999                 1.76%        3.39%        2.63%     15.38%
   January 31, 1998                 1.59%        3.49%        2.90%     64.76%
   January 31, 1997                 1.51%        3.56%        3.05%     41.11%
For the period ended
   January 31, 1996(2)**            1.54%        3.49%        2.95%    114.09%
IDAHO MUNICIPAL
BOND FUND
--------------
--------------
INSTITUTIONAL CLASS:
For the years ended
   January 31, 1999                 1.00%       4.35%         4.10%     12.90%
   January 31, 1998                 1.10%       4.47%         4.12%     17.64%
   January 31, 1997                 1.24%       4.40%         3.91%     29.13%
   January 31, 1996                 1.35%       4.52%         3.92%     58.94%
For the period ended
   January 31, 1995(1)**            1.38%       4.21%         3.58%      5.66%
RETAIL CLASS A:
For the years ended
   January 31, 1999                 1.25%       4.10%         3.85%     12.90%
   January 31, 1998                 1.37%       4.22%         3.85%     17.64%
   January 31, 1997                 1.47%       4.15%         3.68%     29.13%
For the period ended
   January 31, 1996(2)**            1.58%       4.18%         3.60%     58.94%
RETAIL CLASS B:
For the period ended
   January 31, 1999(3)**            2.05%       3.32%         3.02%     12.90%


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
50

                                                                                              THE ACHIEVEMENT FUNDS



                          NET
                         ASSET             DISTRIBUTIONS DISTRIBUTIONS  REALIZED AND     NET                   NET       RATIO
                        VALUE,      NET      FROM NET       FROM        UNREALIZED  ASSET VALUE,           ASSETS,END OF EXPENSES
                       BEGINNING INVESTMENT INVESTMENT   CAPITAL GAINS    (LOSSES)       END      TOTAL     OF PERIOD  TO AVERAGE
                       OF PERIOD   INCOME     INCOME         GAINS     ON INVESTMENTS OF PERIOD   RETURN+     (000)    NET ASSETS
                       --------- ---------- ------------ ------------- -------------- ----------  -------   ---------- -----------
MUNICIPAL
BOND FUND
----------
----------
INSTITUTIONAL CLASS:
For the years ended
January 31, 1999         $10.38     0.49      (0.49)       (0.18)           0.10       $10.30      5.88%     $68,239      0.75%
   January 31, 1998      $10.02     0.48      (0.48)       (0.12)           0.48       $10.38      9.90%     $63,028      0.75%
For the period ended
   January 31, 1997(4)** $10.00     0.12      (0.12)         --             0.02       $10.02      1.34%*    $53,067      0.75%
RETAIL CLASS A:
For the years ended
   January 31, 1999      $10.38     0.47      (0.47)       (0.18)           0.09       $10.29      5.48%     $ 7,226      1.00%
   January 31, 1998      $10.01     0.46      (0.46)       (0.12)           0.49       $10.38      9.78%     $ 9,943      1.00%
For the period ended
   January 31, 1997(5)** $10.01     0.15      (0.15)          --              --       $10.01      1.48%*    $ 4,895      1.00%
RETAIL CLASS B:
For the period ended
   January 31, 1999(3)** $10.27     0.30      (0.30)       (0.18)           0.21       $10.30      4.87%*    $ 2,235      1.75%



                               RATIO                   RATIO OF
                             OF EXPENSES               NET INCOME
                              TO AVERAGE    RATIO OF   TO AVERAGE
                              NET ASSETS   NET INCOME  NET ASSETS  PORTFOLIO
                              (EXCLUDING   TO AVERAGE  (EXCLUDING  TURNOVER
                               WAIVERS)    NET ASSETS   WAIVERS)     RATE
                              -----------  ----------  ----------  ---------
MUNICIPAL
BOND FUND
----------
----------
INSTITUTIONAL CLASS:
For the years ended
   January 31, 1999                0.95%       4.79%      4.59%     46.00%
   January 31, 1998                1.05%       4.72%      4.42%     93.18%
For the period ended
   January 31, 1997(4)**           1.07%       4.58%      4.26%     19.21%
RETAIL CLASS A:
For the years ended
   January 31, 1999                1.19%       4.53%      4.34%     46.00%
   January 31, 1998                1.32%       4.48%      4.16%     93.18%
For the period ended
   January 31, 1997(5)**           1.29%       4.35%      4.06%     19.21%
RETAIL CLASS B:
For the period ended
   January 31, 1999(3)**           1.98%       3.84%      3.61%     46.00%


* RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED. ** RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
+   RETURNS DO NOT REFLECT ANY SALES LOAD THAT MAY BE APPLICABLE.
(1) COMMENCED OPERATIONS ON DECEMBER 28, 1994.
(2) COMMENCED OPERATIONS ON MARCH 6, 1995.
(3) COMMENCED OPERATIONS ON MAY 8, 1998.
(4) COMMENCED OPERATIONS ON NOVEMBER 1, 1996.
(5) COMMENCED OPERATIONS ON NOVEMBER 4, 1996.

   AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

JANUARY 31, 1999
Notes to Financial Statements

1. ORGANIZATION
----------------------------------------------------------------------
----------------------------------------------------------------------
     The Achievement Funds Trust (the "Trust"), formerly the FSB Funds, was organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to a Master Trust Agreement dated December 16, 1988, which agreement was amended and restated on October 7, 1994 and further amended on December 1, 1994.

     The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Trust presently consists of a series of seven funds (the "Funds") which includes the Equity Fund and the Balanced Fund (the "Stock Funds") and the Intermediate Term Bond Fund, the Short Term Bond Fund, the Short Term Municipal Bond Fund, the Idaho Municipal Bond Fund and the Municipal Bond Fund (the "Bond Funds"). The Funds' prospectuses provide a description of each Fund's investment objective, policies and strategies. The Trust is registered to offer three classes of shares, Institutional, Retail Class A and Retail Class B. The Trust's declaration of trust permits the Board of Trustees to create additional funds in the future. The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held.

2. SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
     The following is a summary of significant accounting policies followed by the Funds.

SECURITY VALUATION -- Investments in equity securities that are traded on a national securities exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price, if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Option contracts are valued at the last quoted bid price as quoted on the primary exchange or board of trade on which such option contracts are traded. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recently quoted bid price. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost. Restricted securities for which quotations are not readily available are valued at fair value using methods approved by the Board of Trustees.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date of the security purchase or sale. For the Equity Fund, the Balanced Fund, the Intermediate Term Bond Fund and the Short Term Bond Fund, costs used in determining net realized capital gains and losses on the sale of securities are those of the specific securities sold, adjusted for the accretion of the purchase discounts during the respective holding period, which is calculated using the effective interest method. For the Short Term Municipal Bond Fund, the Idaho Municipal Bond Fund and the Municipal Bond Fund, costs used in determining net realized capital gains and losses on the sale of securities are those of the specific securities sold, adjusted for the accretion and amortization of the purchase discounts and premiums during the respective holding period, which is calculated using the effective interest method. Interest income is recorded on the accrual basis. Dividend income is recorded on ex-date.

                                                           The Achievement Funds


OPTIONS TRANSACTIONS -- In order to produce incremental earnings, protect gains, and facilitate buying and selling of securities for investment purposes, the Equity Fund and the Balanced Fund may write covered call options. A risk in writing a call option is that the Fund gives up the opportunity of profit if the market price of the underlying security increases. The Fund realizes a gain upon the expiration of a written call option. When a written call option is closed prior to expiration by being exercised, the proceeds of the sale are increased by the amount of original premium received.

EXPENSES -- Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Funds on the basis of relative net assets. Class specific expenses, such as 12b-1 fees, are borne by that class. Income, other expenses and accumulated realized and unrealized gains and losses of a Fund are allocated to the respective class on the basis of the relative net assets each day.

MANAGEMENT ESTIMATES -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared and paid on a quarterly basis for the Equity Fund. The Balanced Fund declares and pays its dividend on a monthly basis. The Bond Funds declare dividends on a daily basis and pay them on the first business day of the following month. Any net realized capital gains on sales of securities for a Fund are distributed to its shareholders at least annually.

     Income distributions and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are reclassified for book purposes. As of January 31, 1999, $117,726 and $1,441 have been reclassified in the Equity Fund and Balanced Fund respectively between undistributed net investment income and accumulated net realized gain. This reclassification has no effect on net assets or net assets per share.

FEDERAL INCOME TAXES -- It is the Trust's intention to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

ORGANIZATION COSTS -- Organizational costs have been capitalized by the Funds and are being amortized over sixty months commencing with operations. In the event any of the initial shares of a Fund are redeemed by any holder thereof during the period that the Fund is amortizing its organizational costs, the redemption proceeds payable to the holder thereof by the Fund will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.
                                                                     (CONTINUED)

JANUARY 31, 1999
Notes to Financial Statements (continued)
3. INVESTMENT ADVISORY AND CUSTODIAL SERVICES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
     Pursuant to an investment advisory agreement dated December 27, 1994, as amended, investment advisory services are provided to the Funds by First Security Investment Management, Inc. (the "Adviser"). The Adviser is entitled to receive an annual fee of 0.74% of the average daily net assets each of the Stock Funds and 0.60% of the average daily net assets each of the Bond Funds. Such fee is computed daily and paid monthly. During the period ended January 31, 1999, the Adviser voluntarily waived a portion of its fees in order to limit operating expenses.

     The Trust and First Union National Bank (the "Custodian") are parties to a custodial agreement dated December 27, 1994, under which the Custodian holds cash, securities and other assets of the Trust, as required by the Investment Company Act of 1940. In its capacity as custodian to the Trust, the Custodian plays no role in determining the investment policies of the Trust or which securities are to be purchased or sold by the Funds.

 4. ADMINISTRATIVE, TRANSFER AGENT AND DISTRIBUTION SERVICES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
     Pursuant to an administrative agreement dated December 27, 1994, SEI Investments Mutual Fund Services ("SIMFS") acts as the Trust's Administrator. Under the terms of such an agreement, SIMFS is entitled to receive an annual fee of 0.20% of the average daily net assets of the Equity Fund, Balanced Fund, Intermediate Term Bond Fund, Short Term Bond Fund and the Municipal Bond Fund. The Administrator is entitled to a fee from the Short Term Municipal Bond Fund and the Idaho Municipal Bond Fund in an amount equal to the greater of 0.20% of their daily net assets or $100,000 per annum. The Administrator has voluntarily agreed to waive a portion of its fee for the period ended January 31, 1999 for the Short Term Municipal Bond Fund and the Idaho Municipal Bond Fund in order to limit operating expenses.

     Certain officers of the Trust are also officers of the Administrator. Such officers are paid no fees by the Trust.

     Pursuant to an agreement dated December 27, 1994, DST Systems, Inc. ("DST") acts as the Transfer Agent of the Trust. As such, DST provides transfer agency, dividend disbursing, shareholder servicing and administrative services for the Trust.

     SEI Investments Distribution Co. (the "Distributor"), a wholly owned subsidiary of SEI Investments Company, acts as the Trust's Distributor pursuant to a distribution agreement dated December 27, 1994. The Distributor receives no fee for its services in connection with distribution of the Institutional shares. The Trust has adopted a Distribution Plan (the "Class A Plan") on behalf of the Retail Class A shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Class A Plan provides for the payment by the Trust to the Distributor of up to 0.25% of the average daily net assets of the Retail Class A shares. The Retail Class B shares have adopted a Distribution Plan (the "Class B Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Class B Plan provides for payment to the Distributor of a distribution fee of up to 0.75% of the average daily net assets of the Class B shares and a

                                                          The Achievement Funds


     shareholder servicing fee up to 0.25% of the average daily net assets of the Class B shares. The Distributor has elected to collect a distribution fee for the Class B shares of the Municipal Bond Fund and Idaho Municipal Bond Fund of 0.65% per annum, but reserves the right to collect the full distribution fee payable under the Class B Plan at any time.

     A contingent deferred sales charge (CDSC) is imposed on certain redemptions of Retail Class B shares. The CDSC varies depending on the number of years from the time of payment for the purchase of Retail Class B shares until the redemption of such shares.

                              YEARS SINCE               CONTINGENT DEFERRED
                              PURCHASE MADE                   SALES CHARGE
                             -----------------------------------------------
                                  First ......................       5%
                                  Second .....................       4%
                                  Third ......................       4%
                                  Fourth .....................       3%
                                  Fifth ......................       2%
                                  Sixth ......................       1%
                                  Seventh and Following ......     None
5. INVESTMENT TRANSACTIONS
----------------------------------------------------------------------------
----------------------------------------------------------------------------
     The cost of security purchases and the proceeds from the sale of securities, other than short-term investments for the period ended January 31, 1999, are presented on the next page for the Funds. On January 31, 1999 the total cost of securities and the net realized gains and losses on securities sold for federal income tax purposes was not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized gain or loss on securities at January 31, 1999 for each Fund is as follows on the next page:

JANUARY 31, 1999
Notes to Financial Statements (continued)


FUND INVESTMENT TRANSACTIONS (000)

                                                                                 SHORT TERM      IDAHO
                                                     INTERMEDIATE      SHORT      MUNICIPAL    MUNICIPAL  MUNICIPAL
                               EQUITY     BALANCED     TERM BOND     TERM BOND      BOND         BOND       BOND
                                FUND        FUND         FUND          FUND         FUND         FUND       FUND
                               ======     =======    ============    ========    ==========    =========  =========
Purchases
   U.S. Government
      Securities               $     --  $  6,978      $36,935       $ 7,000      $    --       $   --    $    --
   Other                        198,677   107,782       18,159         4,416        1,994        9,733     34,331
Sales
   U.S. Government
      Securities                     --     4,026       39,662        15,158           --           --         --
   Other                        172,125    94,859        5,130         6,509       12,026        4,696     31,801

Aggregate gross
   unrealized gain              105,146    59,030        5,820           143           68        2,094      2,053
Aggregate gross
   unrealized loss               (3,229)   (1,961)        (284)          (42)         (10)          (7)      (241)
                               --------  --------      -------        ------       ------       ------    -------
Net unrealized gain            $101,917  $ 57,069      $ 5,536        $  101       $   58       $2,087    $ 1,812
                               ========  ========      =======        ======       ======       ======    =======

     At January 31, 1999, the Intermediate Term Bond Fund and the Short Term Bond Fund had capital loss carryforwards for federal tax purposes. The losses in the Funds can be carried forward for a maximum of eight years to offset any net realized capital gains. Such capital loss carryforwards will expire as listed below:

                                      INTERMEDIATE                 SHORT
                                       TERM BOND                  TERM BOND
                                          FUND                      FUND
                                      ===========               ==========
   Carryforwards to Expire in 2004       $937,377               $2,034,615
   Carryforwards to Expire in 2005        519,195                    8,234
   Carryforwards to Expire in 2006        468,346                  226,204
   Carryforwards to Expire in 2007             --                   95,977

     The Balanced Fund incurred losses in the amount of $4,259,940 from November 1, 1998 to January 31, 1999. As permitted by tax regulations, the Fund intends to elect to defer and treat these losses as arising in the fiscal year ending January 31, 2000.
                                                                     (CONTINUED)

                                                          The Achievement Funds

6. CONCENTRATION OF CREDIT RISK
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
     The Short Term Municipal Bond Fund, the Idaho Municipal Bond Fund and the Municipal Bond fund invest in debt instruments of municipal issuers. The issuers' ability to meet their obligations may be affected by economic developments in a specific state or region. The Idaho Municipal Bond Fund invests primarily in obligations of municipalities located in Idaho. The Short Term Municipal Bond Fund, the Idaho Municipal Bond Fund and the Municipal Bond fund invest in securities which include revenue bonds, tax exempt commercial paper, tax and revenue anticipation notes, and general obligation bonds. At January 31, 1999, the percentage of total value of investments by each revenue source was as follows:

                         SHORT TERM             IDAHO
                          MUNICIPAL           MUNICIPAL          MUNICIPAL
                          BOND FUND           BOND FUND          BOND FUND
                          ========            =========          =========
Cash Equivalents             --%                   1%                 9%
Education Bonds              20%                  13%                 6%
General Obligation           41%                  56%                 7%
Hospital Bonds                9%                   7%                22%
Housing Bonds                10%                   5%                26%
Public Facility Bonds         4%                   3%                 3%
Other Revenue Bonds          --%                   7%                14%
Transportation Bonds         10%                   6%                 3%
Utility Bonds                 6%                   2%                10%
                            ----                 ----               ----
                            100%                 100%               100%
                            ====                 ====               ====

     Many municipalities insure their obligations with insurance underwritten by insurance companies that undertake to pay a holder, when due, the interest and principal amount on an obligation if the issuer defaults on its obligation. Although bond insurance reduces the risk of loss due to default by the issuer, there is no assurance that the insurance company will meet its obligations. Also, some of the securities have credit enhancements (letters of credit or guarantees issued by third party domestic or foreign banks or other institutions). At January 31, 1999, 40%, 72% and 38% of the total value of the Short Term Municipal Bond Fund, Idaho Municipal Bond Fund and the Municipal Bond fund, respectively, were insured or had credit enhancements.

JANUARY 31, 1999
Notes to Financial Statements (conCLUDed)


     The ratings of debt holdings by Standard & Poor's or Moody's as a percentage of total value of investments at January 31, 1999 are as follows:

                                                                                              IDAHO
                                                                          SHORT TERM        MUNICIPAL    MUNICIPAL
                                   INTERMEDIATE TERM     SHORT TERM     MUNICIPAL BOND        BOND         BOND
                                       BOND FUND          BOND FUND          FUND             FUND         FUND
                                   =================     ==========    ===============    ===========    ==========


     AAA                                   57%                25%             37%              70%           32%
     AA+                                   --                 --              --               --             5%
     AA                                     4%                 1%              6%              10%           14%
     AA-                                    5%                13%             14%               7%            3%
     A+                                     4%                27%             --                1%            2%
     A                                     14%                26%             13%               4%            6%
     A-                                     8%                 8%              6%               3%            8%
     BBB+                                   5%                --              --                1%            5%
     BBB                                    1%                --              10%               3%            7%
     BBB-                                  --                 --               6%              --             3%
     B                                     --                 --              --               --             1%
     Not rated                              2%                --               8%               1%           14%
                                          ----               ----            ----             ----          ----
                                          100%               100%            100%             100%          100%
                                          ====               ====           =====             ====          ====

7. LINE OF CREDIT
     Pursuant to a credit agreement dated October 9, 1997, as amended, Morgan Guaranty Trust Company of New York provides revolving credit loans to the Funds for short-term or emergency purposes, such as funding shareholder redemptions. These loans are for the respective benefit of and repayable from the respective assets of the Funds. The aggregate principal amount over all Funds in the Trust may not exceed $20,000,000. The aggregate amount of all loans outstanding to an individual Fund shall not exceed 5% of the total net assets of that Fund. As of January 31, 1999, none of the Funds had loans outstanding. For the period ended January 31, 1999, the maximum amount borrowed was $500,000, the average outstanding was $9,589, and the daily weighted average interest rate was 8.50%.

8. SUBSEQUENT EVENT
     As of February 5, 1999, investors are no longer able to purchase Institutional or Retail Class shares of the Short Term Municipal Bond Fund.

                                                          The Achievement Funds


Independent Auditors' Report
The Shareholders and Board of Trustees of The Achievement Funds Trust:

We have audited the accompanying statements of net assets of The Achievement Funds Trust (the "Trust"), including the Equity Fund, the Balanced Fund, the Intermediate Term Bond Fund, the Short Term Bond Fund, the Short Term Municipal Bond Fund, the Idaho Municipal Bond Fund and the Municipal Bond Fund as of January 31, 1999, and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Achievement Funds Trust as of January 31, 1999, the results of their operations, the changes in their net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
March 19, 1999

Notice to Shareholders
(unaudited)
         For shareholders that do not have a January 31, 1999 tax year end, this notice is for informational purposes only. For shareholders with a January 31, 1999 tax year-end, please consult your tax adviser as to the pertinence of this notice.

         For the fiscal year ended January 31, 1999, each fund is designating the following items with regard to distributions paid during the year.


                                                             LONG-TERM           ORDINARY            TAX EXEMPT
                                                           CAPITAL GAIN           INCOME               INCOME
                        FUND                               DISTRIBUTION        DISTRIBUTION         DISTRIBUTION
------------------------------------------------------    --------------       --------------      --------------
Equity Fund                                                   70.70%              29.30%                0.00%
Balanced Fund                                                 69.15%              30.85%                0.00%
Intermediate Term Bond Fund                                    0.00%             100.00%                0.00%
Short Term Bond Fund                                           0.00%             100.00%                0.00%
Short Term Municipal Bond Fund                                 5.29%               1.18%               93.53%
Idaho Municipal Bond Fund                                      9.59%               0.43%               89.98%
Municipal Bond Fund                                           18.02%               8.73%               73.25%


                                                                                QUALIFYING
                        FUND                                   TOTAL           DIVIDENDS(1)
------------------------------------------------------     --------------     --------------
Equity Fund                                                    100%               68.74%
Balanced Fund                                                  100%               30.50%
Intermediate Term Bond Fund                                    100%                0.00%
Short Term Bond Fund                                           100%                0.00%
Short Term Municipal Bond Fund                                 100%                0.00%
Idaho Municipal Bond Fund                                      100%                0.00%
Municipal Bond Fund                                            100%                0.00%


(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

None of the Funds qualify in California, Connecticut, or New York to pass through exempt interest dividends from U.S. government obligations.
None of the Funds qualify for Foreign Tax Credit.

The Achievement Funds

BOARD OF TRUSTEES

George L. Denton, Jr.
James H. Gardner
August Glissmeyer, Jr.
Blaine Huntsman
Robert G. Love
Carl S. Minden
Frederick A. Moreton, Jr.
Kent Murdock
John L. Rudisill

INVESTMENT ADVISER

First Security Investment Management, Inc.
Salt Lake City, UT 84111

ADMINISTRATOR

SEI Investments Mutual Funds Services
Oaks, PA 19456

DISTRIBUTOR

SEI Investments Distribution Co.
Oaks, PA 19456

LEGAL COUNSEL

Ballard Spahr Andrews & Ingersoll
Philadelphia, PA 19103

INDEPENDENT ACCOUNTANTS

Deloitte & Touche LLP
Princeton, NJ 08540

CUSTODIAN

First Union Corporation
Philadelphia, PA 19101

[Achievement Logo Omitted]
THE
ACHIEVEMENT
FUNDS(R)
FOR YOUR LIFE'S JOURNEY(R)


Shares of any of The Achievement Funds are:

   o not obligations or deposits of, or guaranteed by First Security Corporation or any of its banks or non-bank subsidiaries;
   o not federally insured by the FDIC, the Federal Reserve Board or any other government agency;
   o  subject to investment risk, including the possible loss of principal.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in a Fund unless preceded or accompanied by a current prospectus.


             FOR MORE INFORMATION, INCLUDING A PROSPECTUS,
                        CALL 1-800-472-0577.


                             ACH-F-014-05